                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       American Home Products Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

                       AMERICAN HOME PRODUCTS CORPORATION
                               FIVE GIRALDA FARMS
                           MADISON, NEW JERSEY 07940

    JOHN R. STAFFORD
CHAIRMAN, PRESIDENT AND
 CHIEF EXECUTIVE OFFICER

                                          March 18, 1999

Dear Fellow Stockholder:

     It is my pleasure to invite you to attend the American Home Products Corporation 1999 Annual Meeting of Stockholders. The meeting will be held on Thursday, April 22, 1999 at 9:30 a.m., local time, at the Headquarters Plaza Hotel, Three Headquarters Plaza, Morristown, New Jersey.

     The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be dealt with at the meeting. At the conclusion of the formal part of the meeting, we will present a brief report on the Company's business and respond to your questions.

     Whether or not you plan to attend the meeting, your vote is very important. Please cast your vote regardless of the number of shares you hold. Under procedures we first introduced for last year's annual meeting, many of you will have the option to cast your proxy vote by telephone if your proxy card or voting instruction form includes instructions and a toll-free telephone number to do so. This is a quick and easy way for you to submit your proxy. I urge you to take a moment to use the toll-free telephone number, or sign, date, and promptly return the enclosed proxy card or voting form in the postage-paid envelope provided, in order to be certain your shares are represented at the meeting.

     I look forward to seeing you on April 22nd.

                                          Sincerely,
                                          /s/ John R. Stafford

                       AMERICAN HOME PRODUCTS CORPORATION
                               FIVE GIRALDA FARMS
                           MADISON, NEW JERSEY 07940

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     The Annual Meeting of the Stockholders of AMERICAN HOME PRODUCTS CORPORATION will be held in the Plaza Ballroom of the Headquarters Plaza Hotel, Three Headquarters Plaza, Morristown, New Jersey, on Thursday, April 22, 1999 at 9:30 a.m., local time, for the following purposes:

     1. to elect a Board of ten directors;

     2. to consider and act upon the ratification of the appointment of Arthur Andersen LLP as the Corporation's principal independent public accountants for 1999;

     3. to consider and act upon adoption of the 1999 Stock Incentive Plan;

     4. to consider and act upon adoption of amendments to the 1996 Stock Incentive Plan and the 1993 Stock Incentive Plan; and

     5. to act upon such other matters which may properly come before the meeting.

     Under the provisions of the By-laws, the Board of Directors has fixed the close of business on March 12, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Directors

                                          EILEEN M. LACH
                                          Secretary

March 18, 1999

                             YOUR VOTE IS IMPORTANT

   IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE DATE, SIGN AND RETURN THE
                            ACCOMPANYING PROXY CARD
 PROMPTLY OR, IF YOUR PROXY CARD OR VOTING FORM INCLUDES INSTRUCTIONS TO DO SO,
                               USE THE TOLL-FREE
 TELEPHONE NUMBER ON THE CARD OR VOTING FORM TO SUBMIT YOUR PROXY BY TELEPHONE.

                               TABLE OF CONTENTS

PROXY STATEMENT.............................................    1
ELECTION OF DIRECTORS.......................................    2
  NOMINEES FOR ELECTION AS DIRECTORS........................    2
  COMMITTEES................................................    4
  DIRECTORS' FEES; ATTENDANCE...............................    4
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....    5
SECURITIES OWNED BY MANAGEMENT AND CERTAIN BENEFICIAL
  OWNERS....................................................    6
SUMMARY COMPENSATION TABLE..................................    8
OPTION GRANTS TABLE.........................................    9
LONG-TERM INCENTIVE PLAN AWARDS TABLE.......................   10
OPTION EXERCISE AND YEAR-END VALUE TABLE....................   11
PENSION PLAN TABLE..........................................   12
PERFORMANCE GRAPH...........................................   13
CHANGE IN CONTROL SEVERANCE AGREEMENTS AND OTHER
  ARRANGEMENTS..............................................   14
CERTAIN LEGAL PROCEEDINGS...................................   15
REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE...........   15
  BASE SALARY...............................................   15
  MANAGEMENT INCENTIVE PLAN AWARDS..........................   16
  STOCK OPTION AND INCENTIVE PLANS GRANTS...................   16
  RELATIONSHIP OF CORPORATE PERFORMANCE TO EXECUTIVE
     COMPENSATION...........................................   17
  STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS.........   18
  DEDUCTIBILITY OF EXECUTIVE COMPENSATION...................   18
APPOINTMENT OF PRINCIPAL INDEPENDENT PUBLIC ACCOUNTANTS.....   18
PROPOSED 1999 STOCK INCENTIVE PLAN..........................   18
PROPOSED AMENDMENTS TO THE 1996 AND 1993 STOCK INCENTIVE
  PLANS.....................................................   21
STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING...........   25
OTHER MATTERS...............................................   25

                       AMERICAN HOME PRODUCTS CORPORATION
                               FIVE GIRALDA FARMS
                           MADISON, NEW JERSEY 07940
                            ------------------------

                                PROXY STATEMENT

     Your proxy in the form enclosed is solicited by the Board of Directors and Management of American Home Products Corporation (the "Corporation") to be used at the Annual Meeting of Stockholders to be held on April 22, 1999 and at any adjournment or adjournments thereof. Properly executed proxies received prior to the meeting or proxies submitted prior to the meeting by telephone in accordance with the instructions set forth on the proxy card or voting form if included on your proxy card or voting form (using a personal control number to identify each stockholder) will be voted at the meeting. Stockholders may have their votes kept secret until after the Annual Meeting by so indicating in the designated place on the proxy card or voting form or following the instructions when submitting a proxy by telephone. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specifications. If no specification is made, it will be voted in accordance with the recommendations of the Board of Directors and Management which are FOR the election of the directors named in this Proxy Statement, FOR ratification of the appointment of Arthur Andersen LLP as the Corporation's principal independent public accountants for 1999, FOR adoption of the 1999 Stock Incentive Plan and FOR adoption of the amendments to the 1996 Stock Incentive Plan and 1993 Stock Incentive Plan. The proxy may be revoked by you at any time before it is voted at the meeting.

     Attendance at the meeting will be limited to stockholders of record on March 12, 1999 or their proxies, beneficial owners having evidence of ownership on that date, and invited guests of the Corporation. No cameras or recording equipment will be permitted in the meeting room.

     This Proxy Statement and accompanying form of proxy are first being sent or given to stockholders on or about March 18, 1999.

     If a stockholder participates in the Corporation's Master Investment Plan, a proxy to vote shares registered in his or her own name will serve as instructions on how to vote shares held in custody for the stockholder pursuant to the Plan. No further action from the stockholder is required to vote the shares in the Master Investment Plan. Accordingly, as Transfer Agent for shares of the Corporation's common stock, par value $.33 1/3 per share (the "Common Stock"), ChaseMellon Shareholder Services will cause shares held in the name of its nominee for the account of stockholders participating in the Master Investment Plan to be voted in the same way as such stockholders vote shares registered in their names. If the stockholder does not submit a proxy to vote the shares registered in his or her own name, the shares held for his or her account in the Master Investment Plan will not be voted.

     Stockholders of record at the close of business on March 12, 1999 are entitled to notice of and to vote at the meeting. On March 1, 1999, there were outstanding and entitled to vote 1,310,351,556 shares of Common Stock (each of which is entitled to one vote) and 25,400 shares of $2 Convertible Preferred Stock (each of which is entitled to thirty-six votes). A plurality of the votes cast by the holders of Common Stock and $2 Convertible Preferred Stock, voting as a single class, is required for election of directors, a majority of the votes cast by such holders, voting as a single class, is required for ratification of the appointment of the principal independent public accountants, a majority of votes cast by the holders of Common Stock and $2 Convertible Preferred Stock, voting as a single class, is required for adoption of the 1999 Stock Incentive Plan and a majority of votes cast by the holders of Common Stock and $2 Convertible Preferred Stock, voting as a single class, is required for adoption of the amendments to the 1996 Stock Incentive Plan and the 1993 Stock Incentive Plan. The aggregate number of votes cast by all stockholders present in person or by proxy at the meeting will be used to determine whether a motion will carry. Thus, an abstention from voting on a matter by a stockholder present in person or by proxy at the meeting has no effect on the item on which the stockholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of obtaining a quorum, they will have no effect on the vote on matters at the Annual Meeting of Stockholders.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

     Ten directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. In accordance with the By-laws of the Corporation, the Board of Directors has reduced the number of directors constituting the Board of Directors from twelve to ten following the retirement of Mrs. Robin Chandler Duke in October 1998 and the untimely death of Mr. William Wrigley in March 1999. If the proxy is executed or submitted by telephone in such a manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the following ten nominees. If the proxy indicates that the stockholder wishes to withhold a vote from one or more nominees for directors, such instructions will be followed by the persons named in the proxy. All of the nominees now are members of the Board of Directors and all were elected by the stockholders at the last Annual Meeting. Management has no reason to believe that any of the nominees will not serve. In the event that any nominee should not be available, and if the Board has designated a substitute nominee, the persons named in the proxy will vote for the substitute nominee designated by the Board of Directors.

                       NOMINEES FOR ELECTION AS DIRECTORS

[CLIFFORD L. ALEXANDER, JR.     Director since 1993; age 65; President, Alexander &
           PHOTO]               Associates, Inc. (consulting firm specializing in Workforce
 CLIFFORD L. ALEXANDER, JR.     Inclusiveness); Director, Dreyfus General Family of Funds,
                                Dreyfus Third Century Fund, Dreyfus Premier Family of Funds,
                                Dun & Bradstreet Corporation, MCI WorldCom, Inc., IMS Health
                                Incorporated and Mutual of America Life Insurance Company;
                                Chairman of the Corporate Issues Committee and member of the
                                Audit and Nominating Committees

   [FRANK A. BENNACK, JR.       Director since 1988; age 66; President and Chief Executive
           PHOTO]               Officer, The Hearst Corporation (owns and operates
   FRANK A. BENNACK, JR.        communications media); Director, The Chase Manhattan
                                Corporation, Hearst-Argyle Television, Inc. and Polo Ralph
                                Lauren Corporation; Chairman of the Compensation and
                                Benefits Committee and member of the Executive and
                                Nominating Committees

  [ROBERT G. BLOUNT PHOTO]      Director since 1990; age 60; Senior Executive Vice President
      ROBERT G. BLOUNT          of the Corporation since October 1995; previously Executive
                                Vice President from 1987; Trustee, The Simms Funds (U.S.
                                Equity Fund; International Equity Fund; Global Equity Fund);
                                member of the Executive Committee of the Board and of the
                                Finance, Operations and Retirement Committees of the
                                Corporation
   [ROBERT ESSNER PHOTO]        Director since 1997; age 51; Executive Vice President of the
       ROBERT ESSNER            Corporation since September 1997; previously President of
                                Wyeth-Ayerst Global Pharmaceuticals from March 1997;
                                President of Wyeth-Ayerst Laboratories, 1993 to March 1997;
                                member of the Finance, Operations and Retirement Committees of the Corporation

  [JOHN D. FEERICK PHOTO]       Director since 1987; age 62; Dean, Fordham University School
      JOHN D. FEERICK           of Law since 1982; Director, Sentinel Group Funds, Inc. and
                                Sentinel Pennsylvania Tax Free Trust; Chairman of the Audit
                                Committee and member of the Compensation and Benefits and
                                Nominating Committees

  [JOHN P. MASCOTTE PHOTO]      Director since 1995; age 59; President and Chief Executive
      JOHN P. MASCOTTE          Officer, Blue Cross Blue Shield of Kansas City, Inc.; former
                                Chairman, Johnson & Higgins of Missouri, Inc.; former
                                Chairman and Chief Executive Officer, The Continental
                                Corporation; Director, Blue Cross and Blue Shield of Kansas
                                City, Blue Cross Blue Shield Association, AMC Entertainment
                                Inc., Businessmen's Assurance Company, Hallmark Cards, Inc.
                                and Hallmark Entertainment, Inc.; member of the Compensation and Benefits and Nominating Committees

  [MARY LAKE POLAN, M.D.,       Director since 1995; age 55; Chairman and Professor,
        PH.D. PHOTO]            Department of Gynecology and Obstetrics, Stanford University
MARY LAKE POLAN, M.D., PH.D.    School of Medicine since 1990; Director, ChromaVision
                                Medical Systems, Inc., Metra Biosystems, Inc. and Quidel
                                Corporation; member of the Corporate Issues and Nominating
                                Committees

 [IVAN G. SEIDNEBERG PHOTO]     Director since 1996; age 52; Chairman and Chief Executive
     IVAN G. SEIDENBERG         Officer, Bell Atlantic Corporation (telecommunications
                                company); Director, AlliedSignal Inc., CVS Corporation,
                                Boston Properties, Inc. and Viacom Inc.; member of the Audit and Nominating Committees

  [JOHN R. STAFFORD PHOTO]      Director since 1980; age 61; Chairman of the Board,
      JOHN R. STAFFORD          President and Chief Executive Officer of the Corporation
                                since 1986 (except for period between May 1990 and January
                                31, 1994 when he did not have additional title of
                                President); Director, AlliedSignal Inc., The Chase Manhattan
                                Corporation, Deere & Company and Bell Atlantic Corporation;
                                Chairman of the Executive and Nominating Committees of the
                                Board and Chairman of the Finance, Operations and Retirement
                                Committees of the Corporation

 [JOHN R. TORELL III PHOTO]     Director since 1982; age 59; Chairman, Torell Management
     JOHN R. TORELL III         Inc. (financial advisory company); former Chairman and CEO,
                                Fortune Bancorp; former Chairman of the Board, President and
                                Chief Executive Officer, CalFed Inc.; former President,
                                Manufacturers Hanover Corporation and Manufacturers Han-
                                over Trust Company; Director, Volt Information Sciences,
                                Inc., PaineWebber Group, Inc. and Heartland Technology,
                                Inc.; member of the Corporate Issues and Nominating
                                Committees

COMMITTEES

     The Board of Directors has, as standing committees, an Audit Committee, a Compensation and Benefits Committee, a Nominating Committee and a Corporate Issues Committee. Each such committee consists solely of non-employee members of the Board except for the Nominating Committee, of which Mr. Stafford is Chairman.

     The Audit Committee, whose current members are Dean Feerick, Chairman, and Messrs. Alexander and Seidenberg, held two meetings in 1998. This Committee recommends the firm of independent public accountants engaged each year as the Corporation's principal independent public accountants, subject to the approval of the Board of Directors and ratification by the stockholders, and undertakes such reviews of the Corporation's financial affairs as the Committee deems appropriate.

     The Compensation and Benefits Committee, whose current members are Mr. Bennack, Chairman, Dean Feerick and Mr. Mascotte, held eight meetings in 1998. This Committee recommends to the Board the salaries of the officers of the Corporation and administers the Corporation's Management Incentive Plan, Stock Incentive and Stock Option Plans and oversees other benefit plans.

     The Nominating Committee, whose membership is composed of all of the non-employee directors and Mr. Stafford as its Chairman, held one meeting in 1998. This Committee recommends the director-nominees contained in the proxy statement, considers candidates for director vacancies and such other management matters as may be presented to it by the Chairman. Stockholders may submit names of qualified candidates along with detailed information on their backgrounds to the Corporate Secretary for referral to the Committee.

     The Corporate Issues Committee, whose current members are Mr. Alexander, Chairman, Dr. Polan and Mr. Torell, reviews the policies and programs of the Corporation and makes recommendations to the Board as appropriate on public issues that affect the Corporation. It held two meetings in 1998.

     The Board also has an Executive Committee which is authorized, during the intervals between Board meetings, to perform all duties and exercise all powers of the Board except those that are required by law or the Corporation's Restated Certificate of Incorporation or By-laws to be performed or exercised by the Board acting as a whole. Its current members are Mr. Stafford, Chairman, and Messrs. Bennack and Blount. It held no meetings in 1998.

DIRECTORS' FEES; ATTENDANCE

     Messrs. Stafford, Blount and Essner were employees of the Corporation for all of 1998 and therefore received no remuneration for serving on the Board of Directors. The other directors were entitled to receive an annual retainer of $45,500, a fee of $9,000 for Committee service and a meeting fee of $1,050 for each Board or Committee meeting attended in 1998. In 1998, each Committee Chairman received an additional fee of $5,000. There were twelve Board meetings in 1998. The total fees paid in 1998 (including amounts deferred) to the nine non-employee directors (including Mrs. Robin Chandler Duke who retired from the Board of Directors in October 1998 and Mr. William Wrigley who died on March 8,
1999) was $622,550.

     In addition, each director who is not an employee or former employee of the Corporation is entitled to receive an initial grant of 800 shares of restricted stock and subsequent grants of 800 shares of restricted stock up to a total of 4,000 shares of restricted stock over a period of five years, subject to the terms and conditions of the 1994 Restricted Stock Plan for Non-Employee Directors. Under the Corporation's Stock Option Plan for Non-Employee Directors, directors who are not current or former employees of the Corporation or any of its subsidiaries or affiliates will receive an annual grant of stock options on the date of the Corporation's Annual Meeting beginning in 1999. The price of the option is the fair market value on the date the option is granted. The options become exercisable at the date of the next Annual Meeting or earlier in the event of the termination of the optionee's service as a director due to death, disability or retirement, provided in each case that the optionee has completed at least two years of service as a director at the time of exercise or termination as the case may be. The number of shares of the Corporation's Common Stock that may be purchased under each such option, which is initially 3,000 shares, is subject to adjustment for each subsequent grant.

     During 1998, each member of the Corporation's Board of Directors attended at least 75% of the total meetings of the Board and the Committees of which such director was a member.

     Pursuant to the Directors' Deferral Plan, directors' fees may be deferred in amounts specified by each non-employee director. The deferred amounts accrue interest at a deemed rate or may be allocated to phantom stock units under the Plan. In addition, under this Plan, each non-employee director serving on the board as of May 1, 1997 was credited with phantom stock units in an amount equal to the actuarial equivalent of the amount that, under the former retirement plan (which was terminated as of such date), would have been due to such director at his or her earliest retirement date, assuming the director had completed the vesting requirements under the former plan. Directors with 10 years of Board service upon the later of retirement or age 65 will be entitled to receive in cash (in a lump sum or annual installments) an amount equal to the then current value of such units. Phantom Stock units for both the retirement and deferred accounts accrue deemed dividends which are computed quarterly and credited in additional units to each director's account under the Plan.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Corporation with copies of all Section 16(a) forms they file. (The Corporation is not aware of any beneficial owner of more than ten percent of its Common Stock.)

     Based solely upon a review of the copies of the forms furnished to the Corporation, or written representations from certain reporting persons that no Forms 5 were required, the Corporation believes that all filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.

          SECURITIES OWNED BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The table below reflects the numbers of shares of American Home Products Corporation Common Stock beneficially owned as of February 2, 1999 by each director of the Corporation and each named executive listed in the Summary Compensation Table and the number of shares beneficially owned by all directors and executive officers of the Corporation as a group (with options exercisable within 60 days listed separately). The table also sets forth information concerning phantom stock units and contingent stock awards credited to the accounts of each director and executive officer under various compensation and benefit plans of the Corporation. There are currently no known beneficial owners of 5% or more of the Company's common stock.

     All directors and named executives disclaim beneficial ownership of shares owned solely by their spouses. No director or officer owns shares of the Corporation's Preferred Stock.

                                                                              PHANTOM/
                                                                             CONTINGENT
                                              COMMON          EXERCISABLE      STOCK         PERCENT
         NAME OF BENEFICIAL OWNER              STOCK            OPTIONS       UNITS(1)       OF CLASS
         ------------------------             ------          -----------    ----------      --------
     DIRECTORS
Clifford L. Alexander, Jr. ................      9,800(2)                      14,240(9)        *
Frank A. Bennack, Jr. .....................     16,400(2)                      16,495           *
Robert G. Blount...........................     88,746(4)        287,467       78,932(10)       *
Robert Essner..............................     74,958(5)        389,599       12,505(11)       *
John D. Feerick............................      4,800(2)                      16,694(12)       *
John P. Mascotte...........................      8,000(2)                      14,563           *
Mary Lake Polan, M.D., Ph.D. ..............      4,832(2)                      13,586           *
Ivan G. Seidenberg.........................      3,400(3)                      17,202(13)       *
John R. Stafford...........................    620,784(6)      1,812,132      136,406(14)       *
John R. Torell III.........................     11,508(2)                      14,756           *
     NAMED EXECUTIVES
Robert I. Levy.............................     60,014(7)        339,199       11,670(15)       *
David M. Olivier...........................     95,468(8)        103,732       10,806(16)       *
All executive officers and directors as a
  group (19 persons).......................  1,292,860         4,328,855      453,335(17)       *

---------------
 *   Less than one percent (1%); including exercisable options of employees.

(1) Represents, in the case of the non-employee directors, phantom stock units credited as of May 1, 1997 under the AHPC Directors' Deferral Plan in an amount determined to be the actuarial equivalent of the amount that would have been due to such director under the former retirement plan at his/her earliest retirement date assuming satisfaction of vesting requirements thereunder. Includes additional units allocated through the deemed reinvestment of dividends. See "ELECTION OF DIRECTORS -- DIRECTORS' FEES; ATTENDANCE". Also includes phantom stock units credited to the accounts of those non-employee directors who have elected to defer directors' fees into phantom stock units. In the case of the executive officers, represents phantom stock units and contingent shares under the Corporation's Supplemental Employee Savings Plan and Management Incentive Plan.

(2) Includes 4,000 shares of restricted stock awarded under the 1994 Restricted Stock Plan for Non-Employee Directors.

(3) Includes 2,400 shares of restricted stock awarded under the 1994 Restricted Stock Plan for Non-Employee Directors.

(4) Includes 2,192 shares owned by Mrs. Blount. Also includes 51,471 shares of Common Stock held by a trust for the benefit of certain executive officers of the Corporation under which such officers have sole voting power but do not have dispositive power except in certain limited circumstances (the "Restricted Stock Trust").

(5) Includes 14,982 shares owned jointly with Mrs. Essner, and 19,064 shares held by the Restricted Stock Trust.

(6) Includes (i) 32,640 shares owned by Mrs. Stafford, and 89,901 shares held by the Restricted Stock Trust; (ii) 29,746 shares owned by a charitable foundation of which Mr. and Mrs. Stafford are trustees; and (iii) exercisable options covering 178,466 shares of Common Stock which have been transferred to an irrevocable trust for the benefit of Mr. Stafford's family of which Mrs. Stafford is trustee. Mr. Stafford disclaims beneficial ownership of all options and shares held by such foundation and trust.

(7)  Includes 20,441 shares held by the Restricted Stock Trust.

(8) Includes 20,956 shares owned by Mrs. Olivier, and 16,637 shares held by the Restricted Stock Trust.

(9) Includes 1,710 fully vested phantom stock units (equivalent to one share of Common Stock per unit) under the Directors' Deferral Plan which were acquired pursuant to deferral of fees.

(10) Represents contingent shares credited to Mr. Blount's account under the Corporation's Management Incentive Plan.

(11) Represents contingent shares credited to Mr. Essner's account under the Corporation's Management Incentive Plan.

(12) Includes 919 fully vested phantom stock units (equivalent to one share of Common Stock per unit) under the Directors' Deferral Plan which were acquired pursuant to deferral of fees.

(13) Includes 4,196.9 fully vested phantom stock units (equivalent to one share of Common Stock per unit) under the Directors' Deferral Plan which were acquired pursuant to deferral of fees.

(14) Includes 116,536 contingent shares credited to Mr. Stafford's account under the Corporation's Management Incentive Plan and phantom stock units representing 19,870 shares of Common Stock credited to Mr. Stafford's account under the Corporation's Supplemental Employee Savings Plan.

(15) Represents contingent shares credited to Dr. Levy's account under the Corporation's Management Incentive Plan.

(16) Represents contingent shares credited to Mr. Olivier's account under the Corporation's Management Incentive Plan.

(17) Includes a total of 320,541 contingent shares credited to all officers' accounts under the Corporation's Management Incentive Plan, phantom stock units representing 25,256 shares held under the Corporation's Supplemental Employee Savings Plan and 107,538 phantom stock units representing shares of Common Stock under the Directors' Deferral Plan.

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid for the years 1996-1998 to the Corporation's Chairman, President and Chief Executive Officer and the four other most highly paid executive officers.

                                               ANNUAL COMPENSATION                        LONG-TERM
                               ---------------------------------------------------       COMPENSATION
                                                                 FORM OF BONUS       --------------------
                                                                    PAYMENT          SECURITIES
                                                              --------------------   UNDERLYING
                                        BASE        TOTAL               CONTINGENT    OPTIONS      LTIP      ALL OTHER
                                       SALARY       BONUS      CASH       SHARES      GRANTED     PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION    YEAR    ($)(1)      ($)(2)     ($)(1)       (#)          (#)       ($)(3)       ($)(4)
---------------------------    ----   ---------   ---------   -------   ----------   ----------   -------   ------------
John R. Stafford.............  1998   1,460,000   1,314,000   657,000     12,035      430,360     712,800     561,642
  Chairman of the Board,       1997   1,350,000   1,350,000   675,000     18,056      538,000     621,169     393,789
  President and Chief          1996   1,230,000   1,230,000   615,000     20,584      632,800     465,780      76,063
  Executive Officer

Robert G. Blount.............  1998     785,000     706,500   353,250      6,471      241,800     403,200     123,054
  Senior Executive Vice        1997     710,000     710,000   355,000      9,496      302,400     357,744      80,386
  President                    1996     650,000     650,000   325,000     10,878      355,200     268,212      19,500

Robert Essner(5).............  1998     675,000     607,500   303,750      5,564      177,800     158,400      20,250
  Executive Vice President     1997     510,908     510,908   255,454      6,832      177,600     124,131      15,329

Robert I. Levy(6)............  1998     588,208     529,500   264,750      4,849      142,200     158,400      29,329
  Senior Vice President

David M. Olivier.............  1998     495,000     445,500   222,750      4,080       96,800     158,400      14,850
  Senior Vice President        1997     495,000     495,000   247,500      6,620       71,200     107,169      14,850
                               1996     457,083     457,083   228,542      7,648      142,400      80,280      13,733

---------------
(1) Pursuant to the AHPC Deferred Compensation Plan, Mr. Stafford deferred until after retirement portions of his 1998, 1997 and 1996 base salaries and the entire cash portion of his 1996 bonus; Mr. Blount deferred a portion of his 1997 base salary and a portion of his 1996 cash bonus; and Dr. Levy deferred the entire cash portion of his 1998 bonus.

(2) The total bonus and form of bonus payment in cash and contingent shares under the Corporation's Management Incentive Plan are shown for services rendered in the corresponding year. Under current policy of the Compensation and Benefits Committee (the "Committee"), participants in the Plan who are corporate vice presidents and above, and all U.S. employees with a base salary of $175,000 or more may request that up to 50% of the award for any year be paid as a cash award. All others may request that up to 100% of the award be paid as a cash award. The remainder of the award for each year is made as a contingent stock award which may be delivered either in the third year following the year in respect of which the award was granted, or after retirement or termination of employment. Deliveries of contingent stock awards following retirement or termination of employment will generally be made in up to ten substantially equal annual installments. Shares of Common Stock which are contingently awarded to an employee are credited to a contingent award account for the employee. No shares of Common Stock are issued or earmarked for the employee's account at the time of award, nor does he or she have any rights of a stockholder with respect to the shares credited to the account before actual issuance and delivery of such shares. The dividends which would have been paid during a calendar year with respect to shares credited to an employee's contingent award account, had the shares then been outstanding, are calculated at the end of each year, and the employee's account is then credited with the largest full number of shares of Common Stock which such an amount of dividends could have purchased at the average closing market price of the Common Stock for the last five business days of the year. Any amounts remaining are carried forward in the employee's account and applied to the calculation of shares for that account at the end of the next year.

(3) Amounts shown represent the value (based on the closing market price of the Common Stock) on the date of conversion of the portion of the Restricted Stock Performance Awards made in 1995 under the Corporation's 1993 Stock Incentive Plan (the "1995 Awards") which, based on 1997 performance, was converted on January 29, 1998 to shares of Restricted Stock. The 1995 Awards were composed of units subject to conversion to shares of Restricted Stock based on the Corporation's performance during the year 1997. For 1997, each named executive officer was entitled to be credited with shares of Restricted Stock in an amount equal to 0%-125% of the target number of units subject to the 1995 Awards based upon the Corporation's achievement of a target level of earnings per share ("EPS") for such year. (The target number of units covered by the 1995 Awards for each of the named executive officers was 19,800 for Mr. Stafford, 11,200 for Mr. Blount, 4,400 for Mr. Essner, 4,400 for Dr. Levy and 4,400 for Mr. Olivier.) The amounts in the table above represent 75% of the target numbers of units which were converted to Restricted Stock based on 1997 performance. The restrictions on the Restricted Stock earned pursuant to the 1995 Awards ended in May 1998 and, under the terms of such awards, all of the shares were contributed by the Corporation to the Restricted Stock Trust, pursuant to which actual delivery of such shares to the named executive officers is deferred until after termination of employment. In addition, similar Restricted Stock Performance Awards were made to the named executive officers in 1996 and 1997 composed of the following respective target numbers of restricted stock units, which units are subject to conversion based upon the achievement of target levels of EPS for 1998 and 1999, respectively: 19,800 and 16,800 for Mr. Stafford, 11,200 and 9,400 for Mr. Blount, 5,000 and 5,600 for Mr. Essner, 5,000 and 5,600 for Dr. Levy and 4,400 and 2,200 for Mr. Olivier. Based upon the Corporation's EPS for 1998, 75% of the target amount of the 1996 Awards was converted to Restricted Stock in January 1999 and will be reported under the caption "LTIP Payouts" in the Summary Compensation Table in the 2000 proxy statement. See the Long-Term Incentive Plan Awards Table in this Proxy Statement for similar awards made in 1998.

(4) Represents contributions made by the Corporation under its Savings Plan and Supplemental Employee Savings Plan (the Corporation matches up to 50% of the first 6% of compensation contributed by the employee). The amounts shown for Messrs. Stafford and Blount and Dr. Levy also include $517,842, $99,504, and $11,683, respectively, for above-market interest earned during 1998 (equal to 2.14%) on deferred compensation but not paid in 1998.

(5) Mr. Essner became an executive officer and director of the Corporation on September 25, 1997.

(6) Dr. Levy became an executive officer of the Corporation on March 5, 1998.

                              OPTION GRANTS TABLE

     The following table provides information on Option grants in 1998 to the named executive officers.

                           INDIVIDUAL GRANTS IN 1998

                                    NUMBER OF      % OF TOTAL
                                   SECURITIES       OPTIONS       EXERCISE                   GRANT DATE
                                   UNDERLYING      GRANTED TO     PRICE PER                   PRESENT
                                     OPTIONS      EMPLOYEES IN      SHARE      EXPIRATION      VALUE
NAME                               GRANTED(1)         1998         ($)(2)         DATE         ($)(3)
----                               -----------    ------------    ---------    ----------    ----------
John R. Stafford.................    430,360          2.8          51.4063     June 2008     4,437,000

Robert G. Blount.................    241,800          1.6          51.4063     June 2008     2,493,000

Robert Essner....................    177,800          1.2          51.4063     June 2008     1,833,000

Robert I. Levy...................    142,200           .9          51.4063     June 2008     1,466,000

David M. Olivier.................     56,800           .4          50.0625      May 2008       570,000
                                      40,000           .3          56.1250     Sept 2008       430,000

---------------
(1) These options become exercisable in one-third increments on the first, second and third anniversaries of the date of grant (June 22, 1998 for each officer other than Mr. Olivier who received option grants on May 21, 1998 covering 56,800 shares and on September 24, 1998 covering 40,000 shares) (except that such options may be exercised earlier in the case of the optionee's retirement, disability or death). The options are transferable at the election of each named executive officer to members of the executive's family or to a trust or other entity solely for the benefit of such family members.

(2) The exercise price is the mean price on the date of grant.

(3) These estimates of value were developed solely for the purposes of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the Corporation's Common Stock. The estimates were developed using the Black-Scholes option pricing model incorporating the assumptions set forth below for the respective grants with the expected volatility and dividend yield each being based on the historical three-year monthly average for the underlying Common Stock, the risk-free rate of return being based on a four-year zero coupon rate and assuming, in each case, the time of exercise being four years (the expected duration of the option) and a 3.0% discount for forfeiture (because the options are not currently exercisable):

                                                              EXPECTED     DIVIDEND      RISK FREE
    DATE OF GRANT                                            VOLATILITY     YIELD      RATE OF RETURN
    -------------                                            ----------    --------    --------------
    May 21, 1998...........................................    24.25%        2.80%          5.64%
    June 22, 1998..........................................    23.97%        2.63%          5.50%
    September 24, 1998.....................................    24.18%        2.46%          4.50%

                     LONG-TERM INCENTIVE PLAN AWARDS TABLE

     The following table provides information on Restricted Stock Performance Awards granted in 1998, under the Corporation's 1996 Stock Incentive Plan, to the named executive officers.

                    ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                               PRICE-BASED PLANS

                                   NUMBER OF        PERFORMANCE OR
                                SHARES, UNITS OR     OTHER PERIOD       BELOW
                                  OTHER RIGHTS     UNTIL MATURATION   THRESHOLD   THRESHOLD   TARGET   MAXIMUM
NAME                                 (#)(1)           OR PAYOUT          (#)         (#)       (#)       (#)
----                            ----------------   ----------------   ---------   ---------   ------   -------
John R. Stafford..............       13,450              2001            --        10,088     13,450   16,813
Robert G. Blount..............        7,550              2001            --         5,663      7,550    9,438
Robert Essner.................        5,550              2001            --         4,163      5,550    6,938
Robert I. Levy................        4,450              2001            --         3,338      4,450    5,563
David M. Olivier..............        3,000              2001            --         2,250      3,000    3,750

---------------
(1) Amounts shown represent Restricted Stock Performance Awards (the "1998 Awards") made in 1998 under the Corporation's 1996 Stock Incentive Plan. These 1998 Awards are composed of restricted stock units which may be converted to a number of shares of Common Stock equal to 0%-125% of the Target amounts of the 1998 Award based upon the Corporation's performance in 2000. The Target amount will be earned if 96%-105% of the target EPS is achieved; the Threshold amount will be earned if 90%-95% of the target EPS is achieved; and the Maximum amount will be earned if over 105% of the target EPS is achieved. During the restricted period ending on the date in 2001 upon which the Committee determines whether the EPS Targets for the 2000 performance year have been met, all of the units and Restricted Stock will be forfeited upon termination of employment for any reason other than death, disability or retirement (in which cases the Restricted Stock will vest immediately and the units will be converted based upon satisfaction of the performance criteria) unless otherwise determined by the Committee.

                    OPTION EXERCISE AND YEAR-END VALUE TABLE

     The following table discloses the options that were exercised by the named executive officers during 1998 and sets forth the number and value of their unexercised options at year-end.

                                   AGGREGATED OPTION EXERCISES IN 1998 AND YEAR-END
                                                   OPTION VALUES(1)
                               --------------------------------------------------------         VALUE OF
                                                                       NUMBER OF              UNEXERCISED
                                                                 SECURITIES UNDERLYING        IN-THE-MONEY
                                                                 UNEXERCISED OPTIONS AT        OPTIONS AT
                                 SHARES                            DEC. 31, 1998 (#)       DEC. 31, 1998 ($)
                               ACQUIRED ON          VALUE             EXERCISABLE*            EXERCISABLE*
NAME                            EXERCISE         REALIZED ($)       UNEXERCISABLE**        UNEXERCISABLE**(2)
----                           -----------       ------------    ----------------------    ------------------
John R. Stafford.............    400,000(3)(8)    11,156,560           1,812,132*(9)           59,812,245*(9)
                                                                         789,028**(10)          9,367,714**(10)

Robert G. Blount.............    351,600(4)(8)     6,902,857             287,467*               8,996,775*
                                                                         443,401**              5,264,942**

Robert Essner................     39,200(5)        1,208,618             389,599*              12,327,081*
                                                                         296,201**              3,269,949**

Robert I. Levy...............     40,000(6)          782,812             339,199*              10,631,626*
                                                                         260,601**              3,093,063**

David M. Olivier.............    142,400(7)        2,933,262             103,732*               3,063,612*
                                                                         144,268**              1,294,653**

---------------
 (1) Stock Appreciation Rights (SARs) were not granted in 1998 to, and on December 31, 1998 were not held by, any executive officers of the Corporation.

 (2) The amounts given are based on the closing market price of the Corporation's Common Stock at December 31, 1998 which was $56.3750. The closing market price on March 1, 1999 was $58.9375.

 (3) Represents exercises of options (i) granted in 1995 and covering 400,000 shares at an exercise price of $19.0625 per share (market value on date of grant).

 (4) Represents exercises of options granted in 1996 and covering 351,600 shares at an exercise price of $26.5313 per share (market value on date of grant).

 (5) Represents exercises of the options (i) granted in 1991 and covering 6,400 shares at an exercise price of $15.2188 per share, (ii) granted in 1993 and covering 6,000 shares at an exercise price of $16.2969 per share, (iii) granted in 1994 and covering 6,800 shares at an exercise price of $14.5157 and (iv) granted in 1995 and covering 20,000 shares at an exercise price of $19.0625 (in each case, market value on date of grant).

 (6) Represents exercises of options (i) granted in 1996 and covering 40,000 shares at an exercise price of $26.5313 per share (market value on date of grant).

 (7) Represents exercises of options (i) granted in 1996 and covering 142,400 shares at an exercise price of $26.5313 per share (market value on date of grant).

 (8) Portions of the proceeds of such exercises have been deferred at the election of the named executive officer.

 (9) Includes options covering 178,466 shares of Common Stock which were transferred to an irrevocable trust for the benefit of members of Mr. Stafford's family.

(10) Includes options covering 356,934 and 428,460 shares of Common Stock which were transferred in each of 1997 and 1998 to an irrevocable trust for the benefit of members of Mr. Stafford's family.

                               PENSION PLAN TABLE

     The Corporation has three non-contributory defined benefit retirement plans in which the named executives participate. One of these plans (the "Qualified Plan") is qualified under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The other two plans are non-qualified supplemental retirement plans. The Supplemental Executive Retirement Plan ("SERP") provides the amount of retirement benefit which cannot be paid from the Qualified Plan due to certain Code restrictions. The aggregate benefits payable under the Qualified Plan and SERP are determined based upon average final compensation (the total amount of an employee's compensation for the five calendar years during which such employee's compensation was the highest out of the ten year period of service ending with such employee's early or normal retirement date, divided by five). The Executive Retirement Plan provides to certain highly compensated employees and corporate officers an additional retirement benefit based upon average final compensation (the total amount of an employee's compensation for the three calendar years during which such employee's compensation was the highest out of the ten year period of service ending with such employee's early or normal retirement date, divided by three) with three additional years of service added (reduced by one year for each year the employee works beyond age 62). The retirement benefit provided by the Executive Retirement Plan is an unreduced benefit at the retirement age of 60 and is offset by benefits provided in the Qualified Plan and SERP.

                                                      YEARS OF SERVICE
                                    ----------------------------------------------------
  FINAL 3-YEAR AVERAGE EARNINGS         15            20            25           30*
  -----------------------------     ----------    ----------    ----------    ----------
$  900,000........................  $  270,000    $  360,000    $  450,000    $  540,000
1,000,000.........................     300,000       400,000       500,000       600,000
1,100,000.........................     330,000       440,000       550,000       660,000
1,200,000.........................     360,000       480,000       600,000       720,000
1,300,000.........................     390,000       520,000       650,000       780,000
1,400,000.........................     420,000       560,000       700,000       840,000
1,500,000.........................     450,000       600,000       750,000       900,000
1,600,000.........................     480,000       640,000       800,000       960,000
1,700,000.........................     510,000       680,000       850,000     1,020,000
1,800,000.........................     540,000       720,000       900,000     1,080,000
1,900,000.........................     570,000       760,000       950,000     1,140,000
2,000,000.........................     600,000       800,000     1,000,000     1,200,000
2,100,000.........................     630,000       840,000     1,050,000     1,260,000
2,200,000.........................     660,000       880,000     1,100,000     1,320,000
2,300,000.........................     690,000       920,000     1,150,000     1,380,000
2,400,000.........................     720,000       960,000     1,200,000     1,440,000
2,500,000.........................     750,000     1,000,000     1,250,000     1,500,000
2,600,000.........................     780,000     1,040,000     1,300,000     1,560,000
2,700,000.........................     810,000     1,080,000     1,350,000     1,620,000
2,800,000.........................     840,000     1,120,000     1,400,000     1,680,000
2,900,000.........................     870,000     1,160,000     1,450,000     1,740,000
3,000,000.........................     900,000     1,200,000     1,500,000     1,800,000
3,100,000.........................     930,000     1,240,000     1,550,000     1,860,000
3,200,000.........................     960,000     1,280,000     1,600,000     1,920,000
3,300,000.........................     990,000     1,320,000     1,650,000     1,980,000
3,400,000.........................   1,020,000     1,360,000     1,700,000     2,040,000

---------------
* Plans recognize up to 30 years of credited services only.

     The compensation covered by the retirement plans for each of the named executives is the base salary rate at January 1, 1998 ($1,460,000 for Mr. Stafford, $785,000 for Mr. Blount, $675,000 for Mr. Essner, $535,000 for Dr. Levy, and $495,000 for Mr. Olivier) plus the amount in the bonus column of the Summary Compensation Table for 1997 for a total of $2,810,000 for Mr. Stafford, $1,495,000 for Mr. Blount, $1,185,908 for Mr. Essner, $1,037,100 for Dr. Levy
(including a 1997 bonus of $502,100), and $990,000 for Mr. Olivier.

     The years of service (in nearest years) as of December 31, 1998 for the named executives are as follows: Mr. Stafford, 29 years; Mr. Blount, 24 years; Mr. Essner, 9 years; Dr. Levy, 7 years; Mr. Olivier, 32 years (17 years of which are recognized under the benefit formula illustrated in the table above).

     The table shows the combined annual pension under the current provisions of all retirement plans assuming retirement of an employee who has continued employment to age 60 and assuming payment as a single life annuity. (No reduction has been made for the Social Security offset.)

                               PERFORMANCE GRAPH

     The following graph shows the value as of December 31, 1998 of a $1,000 investment in the Corporation's Common Stock made on December 31, 1993 (with dividends reinvested), as compared with similar investments based on (i) the value of the S&P 500 Index (with dividends reinvested) and (ii) the value of a market-weighted Peer Group Index composed of the common stock of Abbott Laboratories, American Home Products Corporation, Bristol-Myers Squibb Company, Johnson & Johnson, Eli Lilly and Company, Merck & Co., Inc., Pfizer Inc., Schering-Plough Corporation, and Warner-Lambert Company, in each case on a "total return" basis assuming reinvestment of dividends. The market-weighted Peer Group Index values were calculated from the beginning of the performance period. The stock performance shown below is not necessarily indicative of future performance.

                                                                                COMPARATIVE VALUES
                                                    AHPC COMMON STOCK             S&P 500 INDEX             PEER GROUP INDEX
                                                    -----------------             -------------             ----------------
12/31/93                                                 1000.00                     1000.00                     1000.00
12/31/94                                                 1018.00                     1013.60                     1135.61
12/31/95                                                 1632.70                     1393.10                     1815.44
12/31/96                                                 2026.50                     1712.10                     2324.94
12/31/97                                                 2706.90                     2282.60                     3650.64
12/31/98                                                 4056.80                     2933.60                     5618.65

         CHANGE IN CONTROL SEVERANCE AGREEMENTS AND OTHER ARRANGEMENTS

     The Corporation has entered into severance agreements with its executive officers, including each of the executive officers named in the Summary Compensation Table in this Proxy Statement, which are intended to provide for continuity of management in the event of a change in control of the Corporation. The agreements continue through December 31, 2001 and provide that they are to be automatically extended in one year increments, unless, not later than September 30 in any year, the Corporation has given prior notice of termination. In such event, each of the agreements will continue to be effective until the end of its then remaining term. However, if a "change in control" (as defined in the agreements) occurs, the agreements will continue in effect for a period of thirty-six (36) months beyond such change in control. A change in control as so defined would include any of the following events: (i) any "person", as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of the Corporation's voting securities; (ii) the consummation of any merger or business combination of the Corporation, sale or lease of the Corporation's assets or any similar transaction, unless in any case the stockholders of the Corporation retain at least 65% of the resulting entity; or (iii) a majority of the Corporation's directors are replaced during a two-year period.

     If, following a change in control, the covered executive officer is terminated by the Corporation for any reason, other than for disability or for cause (as defined in the agreements), or if such executive officer terminates his or her employment for good reason (as defined in the agreements), then the executive officer is entitled to a lump sum severance payment equal to 3 times the sum of (a) the executive's then base salary, (b) the highest bonus awarded to the executive under the Corporation's Management Incentive Plan in any of the three years immediately prior to the termination year ("Bonus"), and (c) an amount equal to the highest Black-Scholes value (determined as of the date of grant, in accordance with the agreements), of any grant of options and restricted stock made to such executive in the year prior to the change in control or, if higher, thereafter. In addition, the executive would also receive a pro-rated Bonus, calculated through the date of termination. During the 90 day period following the anniversary of the change in control, a voluntary termination of employment by any of the covered executive officers will be deemed to constitute Good Reason.

     In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed on excess parachute payments by the Internal Revenue Code, the Corporation will "gross-up" the executive officer's compensation for all such excise taxes and any federal, state and local income tax applicable to such excise tax, penalties and interest thereon. In addition, upon the date of termination, the executive (or the spouse or applicable beneficiary in the event of such executive's death) will receive three additional years of credit for age and service purposes in calculating supplemental pension benefits using the benefit calculation provisions of the Corporation's Retirement Plan and, to the extent such executives participate therein, the Corporation's Supplemental Executive Retirement Plan and the Corporation's Executive Retirement Plan. Such benefit would be further determined without any reduction for the receipt of benefits prior to age 65 or 60, as the case may be, with respect to each plan.

     For three years from the date of a covered termination, the Corporation would either continue the executive's coverage under the Corporation's welfare and fringe benefit plans (but excluding the Corporation's disability, pension and 401(k) plans), perquisites and other programs in which the executive is participating immediately prior to such termination or provide substantially similar benefits. If, at the time of termination, such executive has already attained age 45, the executive would also become vested in all retiree medical coverage, life insurance and other retiree benefits; provided, however, that the retiree medical coverage provided by the Corporation will be secondary to any other medical coverage the executive may then have.

     In addition, if any restricted stock awards or options terminate or are forfeited upon or following the termination of the executive's employment under the terms of any plan, the executive will receive in respect of such terminated or forfeited stock awards or options, an amount equal to the sum of (i) the Cashout Value (as defined in the agreements) of all the shares covered by the restricted stock awards so forfeited (with units converted to shares based on the target awards), and (ii) the excess of (a) the Cashout Value of all the shares subject to options which were so forfeited over (b) the aggregate exercise price of the shares subject to such forfeited options. Under the terms of the 1996 Stock Incentive Plan, outstanding options become exercisable and restricted stock target awards vest upon a Change in Control, as defined in such Plan.

                           CERTAIN LEGAL PROCEEDINGS

     On January 14, 1998, the directors (other than Mr. Essner), certain officers of the Corporation, a former director and officer of the Corporation and the Corporation itself (as a nominal defendant) were named in a shareholder derivative action filed in New Jersey Superior Court, Morris County (No. MRS-L-164-98). The suit seeks to recover any losses or damages sustained by the Corporation, as well as profits from the sale of stock by certain present and former officers and directors, as a result of alleged intentional, reckless or negligent breaches of fiduciary duty by the defendants. The suit alleges that the defendants made material misstatements or omissions regarding alleged adverse events associated with REDUX and/or PONDIMIN (and in particular an alleged association between those two products and valvular heart disease), exposing the Corporation to liability for personal injury lawsuits and securities claims. In addition, in a securities fraud putative class action filed against the Corporation and certain officers and directors on September 18, 1997 in U.S. District Court (No. 97-CV-4513 (NHP) (D.N.J.)) on behalf of purchasers of the Corporation's Common Stock during the period from March 1, 1997 through September 16, 1997, the defendants were alleged to have made similar misstatements and omissions. The putative class action also included claims for negligent misrepresentation and common law fraud and deceit, with plaintiffs seeking compensatory and punitive damages for themselves and for the class. On February 5, 1999, the U.S. District Court dismissed the securities fraud putative class action with prejudice. The plaintiffs have appealed the decision to the U.S. Court of Appeals for the Third Circuit. The defendants believe that the suits are without merit and intend to continue to defend the litigation vigorously.

               REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE
              OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Corporation's compensation policies applicable to its executive officers are administered by the Compensation and Benefits Committee (the "Committee") of the Board of Directors. All members of the Committee are non-employee directors.

     These compensation policies are designed to enhance the overall strength and financial performance of the Corporation by aligning the financial interests of the Corporation's executive officers with those of its stockholders. The three primary components of executive compensation are base salary, awards under the Corporation's Management Incentive Plan and annual grants of stock options and Restricted Stock awards. The Committee recommends to the Board of Directors the salaries of the executive officers and administers the Management Incentive Plan and the Stock Option and Stock Incentive Plans under which employee stock options are granted and Restricted Stock awards are made. All of these primary components of executive compensation are reviewed for competitiveness in relation to a group of companies in the pharmaceutical industry by an independent consulting firm specializing in executive compensation. In certain instances, compensation data related to consumer health care products and chemical industry companies also are considered.

BASE SALARY

     Base salaries for executive officers for 1998 were recommended by the Committee and approved by the Board of Directors in November 1997. In recommending these base salaries, the Committee considered, among other factors, the increase in earnings per share of common stock for the first nine months of 1997 (excluding a charge relating to the voluntary withdrawal of the Company's former antiobesity products), implementation of the Corporation's strategic plan to divest its non-core medical device and instrumentation businesses, receipt of significant regulatory approvals and the actions taken with regard to the voluntary withdrawal of the former antiobesity products. The Committee also considered the contribution of each of the executive officers. In addition, the Committee reviewed base salaries recommended by Mr. John R. Stafford for executive officers other than himself and determined the base salary recommendation for Mr. Stafford out of his presence. The Committee had also reviewed a report of the independent compensation consulting firm (the "Consultant's Report") with respect to its survey of compensation information, which survey included information for all of the companies comprising the Peer Group Index appearing on the Performance Graph in this Proxy Statement as well as, for certain executive officers, compensation data related to consumer health care products and chemical industry companies. The Consultant's Report indicated that, overall, the proposed base salaries fall within a competitive range.

MANAGEMENT INCENTIVE PLAN AWARDS

     The stockholder-approved Management Incentive Plan (the "Plan") is designed to provide current and deferred incentive compensation to selected key employees who contribute in a substantial degree to the success of the Corporation, thus affording them a means of participating in that success and an incentive to contribute further to that success.

     The Committee determines the awards to be made under the Plan to executive officers, including Mr. Stafford, and determines and recommends to the Board the award fund. The award fund under the Plan may not exceed 12% of the excess of net income (as defined in the Plan) for any year over the greater of either 12% of average net capital (as defined in the Plan) or an amount equal to $.1875 multiplied by the average number of shares of Common Stock outstanding for the year, assuming full conversion of the Corporation's Preferred Stock. Plan participants, including executive officers, are eligible to receive an award of up to 100% of salary. Under current Committee policy, at least 50% of each award to executive officers who are corporate vice presidents and above and to each U.S. executive whose base salary is $175,000 or above is made in the form of a contingent stock award to be delivered in shares of the Corporation's Common Stock either in the third year following the year in respect of which the award was granted or after retirement or termination of employment at the election of each participant or as the Committee otherwise determines. The value of each deferred contingent stock award together with its associated dividend equivalent rights is tied to future performance because it will rise and fall with the market price of the Corporation's Common Stock and will reflect the payment of dividends during the deferral period. Accordingly, an important component of executive compensation is weighted to current and deferred "bonus awards" based on the Corporation's financial performance.

     In determining amounts to be awarded to executive officers under the Plan, the Committee takes into account a number of factors, including the performance-related factors described below under "Relationship of Corporate Performance to Executive Compensation," as well as individual performance and achievement. The Committee also reviews the Consultant's Report which, for 1998 indicated that, overall, the Management Incentive Plan awards together with base salaries were within the competitive range.

     In deciding upon the awards for 1998 which were granted in January 1999, the Committee considered, among other things, the amounts of previous awards.

STOCK OPTION AND INCENTIVE PLANS GRANTS

     In contrast to salary and the cash portion of Management Incentive Plan awards, the value to each executive officer of the stock option grants is tied directly to stock price performance. The Committee grants options under the stockholder-approved option/incentive plans with an exercise price equal to the market price on the date of grant. If there is no appreciation in the market price for the Corporation's Common Stock, the options are valueless.

     Annual grants are made to executive officers based on salary, responsibility and performance of the individual officer. Grants in 1998 will become exercisable in one-third increments on the first, second and third anniversaries of the date of grant except in cases of the death, retirement or disability of the optionee or in the event of a change in control of the Corporation.

     The grants for the named executives were made by the Committee each with an exercise price per share equal to the mean market price on the date of grant in June 1998 ($51.4063) in all cases except for

Mr. Olivier, who was granted options in May 1998 and September 1998 (with exercise prices of $50.0625 and $56.1250, respectively).

     In furtherance of the goal of aligning the interests of management with those of the stockholders, in 1998 the Committee also made Restricted Stock Performance Awards to certain executives including the Chairman, President and Chief Executive Officer. The Restricted Stock awards were granted in lieu of a portion of the stock option award that would have been granted at a ratio of one unit representing one share of Restricted Stock replacing options covering four shares of Common Stock. These awards of restricted stock units will be converted to shares of Common Stock based on the Corporation's financial performance in the year 2000, with the maximum number of units that may be converted equal to 125% of the total award. During the restricted period ending on the date in 2001 on which the Committee determines whether the EPS Targets for the 2000 performance year have been met, all of the units will be forfeited in the event of termination of employment for any reason other than death, disability or retirement (in which case the units will continue to be converted based upon satisfaction by the Corporation of the performance criteria), unless the Committee makes a partial or complete exception to this requirement. The shares are valued at the mean between the high and low prices of the Corporation's Common Stock on the Consolidated Transaction Reporting System on the designated date of delivery.

     In deciding to award Restricted Stock and make the annual grant of options, the Committee took into account the financial performance of the Corporation in the first quarter of 1998, total shareholder return (32.1% from January 1 through May 19, 1998), and progress in the development of new products and significant label expansions and the continued implementation of the Corporation's strategy (e.g., the divestiture of Sherwood-Davis & Geck and the acquisition of the business of Solgar Vitamin and Herb Company). The Committee also considered the amounts of options and Restricted Stock awards previously granted. In general, the number of shares underlying the 1998 grants to the executive officers approximated 80% of the shares underlying the prior year's grants after giving effect to the impact of the 1998 two-for-one stock split in the form of a 100% stock dividend. The Committee also reviewed the Consultant's Report which indicated that, taken together, the grants and awards were within a competitive range.

     Conversion of Restricted Stock units to Common Stock for a portion of the units covered by a Restricted Stock Performance Award made in 1996 was based on a formula related to the relative achievement of the 1998 targeted earnings per share set by the Committee in January 1998. As a result, 75% of the award was converted to Restricted Stock in January 1999 based on 1998 performance.

RELATIONSHIP OF CORPORATE PERFORMANCE TO EXECUTIVE COMPENSATION

     While all of the Corporation's executive officer compensation is related to corporate performance, the awards under the Management Incentive Plan are most closely tied to corporate performance. The maximum aggregate amount of the award fund is based on corporate performance in the manner described under "Management Incentive Plan Awards," above. In determining the amounts that were awarded to the Chairman, President and Chief Executive Officer and executive officers generally in January 1999 for 1998 performance, the Committee viewed being of greatest significance the continued substantial increase in shareholder value in 1998. In addition, the Committee noted that net income and diluted earnings per share for the 1998 full year increased 10% and 8%, respectively, over 1997 results to $2.384 billion and $1.78 per share, respectively, excluding the 1998 gain on the sale of the Sherwood-Davis & Geck medical devices business, restructuring and asset impairment charges related to the pharmaceutical, OTC and nutritional supply chain and distribution reorganizations and globalization programs and the 1997 special charges for one-time costs associated with the voluntary market withdrawal of the former antiobesity products. Also, the Committee viewed as significant the receipt of additional pharmaceutical product approvals since the prior Committee Meeting. The Committee noted that, with respect to Mr. Stafford and each of the named executive officers, awards for the previous years covered by this Proxy Statement were equal to 100% of salary (the maximum amount which may be awarded under the Plan). The amounts of the awards to each of these executives for 1998 were equal to 90% of salary, recognizing the factors noted above and the financial performance of the Corporation.

STOCK OWNERSHIP GUIDELINES FOR EXECUTIVE OFFICERS

     Stock Ownership Guidelines ("Guidelines") have been adopted for executive officers and other U.S. employees with annual base salaries of $175,000 or more. Authority to administer the Guidelines was delegated to the Chairman, President and Chief Executive Officer, who reports periodically to the Committee on the status of compliance with the Guidelines. The Guidelines state that the Chief Executive Officer must own shares of the Corporation's stock with a value of at least eight times his base salary. Officers who report directly to the Chief Executive Officer are required to own shares with a value of at least six times base salary; other employees who are members of the Finance and Operations Committees must own shares with a value of at least four times base salary; and all other U.S. employees with annual base salaries of $175,000 or more must own shares with a value of at least twice base salary. As currently administered, stock options are not counted toward compliance with the Guidelines. Full compliance with the Guidelines by each covered person must be achieved by the later of May 1999 or five years from the date on which an individual becomes subject to the Guidelines.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a corporation's Chief Executive Officer and to the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Corporation believes that all compensation paid in 1998 will be deductible under Section 162(m).

                                      COMPENSATION AND BENEFITS COMMITTEE
                                      Frank A. Bennack, Jr., Chairman
                                      John D. Feerick
                                      John P. Mascotte

                                    ITEM 2.
            APPOINTMENT OF PRINCIPAL INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit Committee of the Board of Directors, the Board of Directors has, subject to ratification by the stockholders, appointed Arthur Andersen LLP as the Corporation's principal independent public accountants for the year 1999. This firm served in such capacity in 1998 and previously. A representative of Arthur Andersen LLP will be present at the Annual Meeting and will be available to make such comments as may be appropriate and to answer proper questions.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE CORPORATION'S PRINCIPAL INDEPENDENT PUBLIC ACCOUNTANTS FOR 1999.

                                    ITEM 3.
                       PROPOSED 1999 STOCK INCENTIVE PLAN

     Previous stock option plans were designed to attract and retain qualified persons to serve as key employees of the Corporation and its subsidiaries, as well as to ensure additional incentive for persons who can contribute significantly to the success of the business.

     In the belief that the plans adopted earlier accomplished their objectives and that the Corporation should be in a position to continue to provide incentives to officers and other employees to contribute to the future success and prosperity of the Corporation, the Board of Directors, on January 28, 1999, unanimously adopted the 1999 Stock Incentive Plan (the "1999 Plan"), subject to approval by the stockholders. The terms of the 1999 Plan provide benefits that are substantially similar to those provided under the Corporation's most recent plan, the 1996 Stock Incentive Plan, except with respect to the period during which options may be exercised after termination of employment due to death, disability or retirement and the 1996 Stock Incentive Plan and the 1993 Stock Incentive Plan have been amended, subject to approval by the stockholders, to conform those plans to this provision of the 1999 Plan with respect to options granted on or after May 21, 1998. See ITEM 4. The following is a summary of the provisions of the 1999 Plan.

     The 1999 Plan will be administered by the Compensation and Benefits Committee (the "Committee") composed of non-employee members of the Board of Directors of the Corporation, each of whom is a "non-employee director" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Under the 1999 Plan, the Committee will have the authority to delegate the Committee's authority and duties to any other committee of the Board of Directors, subject to such limitations and conditions as the Committee or the Board of Directors may establish. Under the 1999 Plan, the Committee may, from time to time, grant stock options and Stock Appreciation Rights ("SARs"), and award shares of Common Stock subject to certain restrictions or units representing such shares ("Restricted Stock"), to executive officers, whether or not directors, (currently 12 officers) and approximately 16,500 other key employees of the Corporation and its subsidiaries ("optionees"). The 1999 Plan provides for the granting of incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options as determined by the Committee. The Committee, in its discretion, may grant SARs in tandem with these options with exercise prices equal to the exercise prices of the underlying options. The option price per share shall not be less than the fair market value of a share of the Corporation's Common Stock on the date the option is granted. The Committee may also, in its discretion, grant SARs to certain optionees in tandem with previously granted options at the price of the underlying options. Awards of Restricted Stock under the 1999 Plan may be subject to such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Committee shall establish and set forth in Restricted Stock agreements.

     The maximum number of shares of Common Stock that can be issued under the 1999 Plan is 65 million, including a maximum of eight million shares that may be subject to Restricted Stock awards. The maximum number of shares of Common Stock which can be sold or awarded under the 1999 Plan to any optionee during the term of the 1999 Plan, including shares for which SARs may be exercised, shall not exceed 10% of the maximum number of shares issuable under the 1999 Plan. Under the 1999 Plan, no options can be granted, nor awards made, before January 28, 1999 or after January 27, 2009.

     Options granted under the 1999 Plan will become exercisable and expire in accordance with the 1999 Plan and the applicable option agreement, provided that no option may become exercisable earlier than the later of (i) one year from the date of grant (except in the case of death, disability or retirement each as defined in the 1999 Plan, after two years of continuous employment) or (ii) the date on which the optionee completes two years of continuous employment with the Corporation or its subsidiaries.

     Notwithstanding the foregoing, in the event of a Change in Control (as defined in the 1999 Plan), all options and SARs shall become immediately exercisable (and the restrictions shall expire with respect to Restricted Stock awards) and, at the discretion of the Committee, any outstanding options, SARs or restricted stock awards may be canceled and the holders thereof paid the value thereof as described in the 1999 Plan.

     Subject to the preceding paragraph, in the event of a stock split, stock dividend, cash dividend (other than a regular cash dividend), combination of shares, merger or other relevant change in the Corporation's capitalization, appropriate adjustments will be made by the Committee to the number of shares of Common Stock available under the 1999 Plan, number and kind of shares and price per share of Common Stock subject to each outstanding option and SAR and the number and kind of shares subject to outstanding Restricted Stock awards.

     In the event of termination of an optionee's employment due to death or due to retirement or disability during which any unexercised options or SARs are held by the optionee, to the extent exercisable at the time of termination, such shares may be exercised up until the termination date specified in the option agreement. In the event of the termination of an optionee's employment by the Corporation or a subsidiary for reasons other than death, retirement, disability or deliberate gross misconduct, there is a three-month period after such termination during which any unexercised options or SARs, to the extent exercisable at the time of termination, may be exercised unless an earlier termination date is specified in the option agreement. To the extent unexercised, options and SARs will expire immediately upon the termination by the optionee of his or her employment for reasons other than retirement, disability or death and immediately upon the termination of an optionee's employment by the Corporation or a subsidiary for deliberate gross misconduct. Shares of Common Stock with respect to which options or SARs are not exercised prior to termination or which are canceled, or shares of Restricted Stock which are forfeited, will be available for subsequent grants under the 1999 Plan.

     Upon the exercise of an option, the full option price, either in cash, Common Stock or a combination of cash and Common Stock, or in any other form of consideration approved by the Committee, including under any cashless exercise program approved by the Committee, is required to be paid to the Corporation. SARs granted to officers and directors of the Corporation subject to Section 16(b) of the Exchange Act may be exercised only during certain ten-day "window periods" outlined in the 1999 Plan.

     The 1999 Plan provides that options, SARs and shares of Restricted Stock are nontransferable other than by the laws of descent and distribution. However, the Committee may, in its discretion, allow transfers of options (but not SARs) to other persons or entities unless such transfer would affect the incentive stock option tax treatment of such option or affect the exemption from short swing liability of such option under the Exchange Act. The Committee also may, in its discretion, permit the transfer of shares of Restricted Stock to other persons or entities. (Under current Committee practice, options granted to members of the Corporation's Finance and Operations Committees are transferable to family members or trusts or other entities for the benefit of their families).

     The 1999 Plan authorizes the Committee to permit the deferral of the delivery of the proceeds from the exercise of an option or SAR on the terms and conditions set forth in the 1999 Plan. Interest will be credited to the deferred amounts at a rate of interest determined by the Committee and the deferred account balance will be payable, at the election of the optionee, either in a lump sum payment or in annual installments over a period of up to 10 years. Such deferred amounts may be disbursed earlier in certain events such as disability, death, an "unforeseeable emergency" or otherwise at the discretion of the Committee.

     The 1999 Plan contains the non-competition and "employment at will" provisions contained in the Corporation's other stock option plans.

     The Board of Directors may terminate or amend the 1999 Plan at any time; provided that, without stockholder approval, no such action will (i) increase the maximum number of shares for which awards may be granted under the 1999 Plan, (ii) change the manner of determining the option price, (iii) extend the term of the 1999 Plan or the maximum period during which any option may be exercised or (iv) make any other change which would cause awards granted under the 1999 Plan to fail to meet the exemptions provided by Section 162(m) of the Code. Further, no such action may adversely affect the rights of any optionee or Restricted Stock award holder without his or her consent.

     The closing market price of one share of Common Stock on the New York Stock Exchange as of March 1, 1999 was $58.9375.

     If the aggregate fair market value of the Common Stock, determined at the time of grant, with respect to which incentive stock options are granted under the 1999 Plan or any other plan of the Corporation, are exercisable for the first time by an optionee during any calendar year exceeds $100,000, or such other amount as may be permitted under the Code, such excess shall be considered non-qualified stock options. The 1999 Plan also contains limitations on the grant of incentive stock options to any holder of more than 10% of the combined voting power of the Corporation's voting stock.

     An optionee will not be subject to federal income tax upon the grant of an option under the 1999 Plan. Upon exercise of a non-qualified stock option, the optionee generally must recognize ordinary income in the amount of the "option spread" (the difference between the fair market value of the option shares and the exercise price) at the date of exercise and the optionee's employer generally is entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and upon sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Upon exercise of an incentive stock option, the optionee generally will not have to recognize any taxable income (except that the alternative minimum tax may apply). Instead, the optionee will be subject to taxation only upon the disposition of the shares acquired upon exercise of the incentive stock option. If the optionee disposes of the shares acquired upon exercise of an incentive stock option more than two years after the date of grant of the incentive stock option and more than one year after exercise, he or she will realize a long-term capital gain (or loss) based on the difference between the sale price of the shares and the exercise price of the option (or his or her basis in the shares if it is not equal to the exercise price) and no deduction will be allowed to the optionee's employer for federal income tax purposes. Otherwise, in the event the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date of grant or one year from the date of exercise of the incentive stock option, the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares on the date of exercise or the amount realized on a sale (whichever is less) over the option price, and the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any further deduction by the employer.

     To enable optionees to satisfy tax withholding obligations relating to non-qualified stock options, in lieu of cash payment the Committee may provide that optionees may elect to have the Corporation withhold from an option exercise, or separately surrender, shares of Common Stock.

     Because all grants and awards under the 1999 Plan are entirely within the discretion of the Committee, the total benefits allocable under the 1999 Plan in the future are not at present determinable. Therefore, the Corporation has omitted the tabular disclosure of the benefits or amounts allocated under the 1999 Plan. No grants or awards have been made to date and no grants or awards will be made by the Corporation until such time as the 1999 Plan is approved by the stockholders at the 1999 Annual Meeting.

     The proposal to approve the 1999 Plan requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock and $2 Convertible Preferred Stock, voting as a single class.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR APPROVAL OF THE 1999 STOCK INCENTIVE PLAN.

                                    ITEM 4.
         PROPOSED AMENDMENTS TO THE 1996 AND 1993 STOCK INCENTIVE PLANS

     The 1996 Stock Incentive Plan (as amended, the "1996 Plan") was unanimously adopted by the Board of Directors on January 25, 1996 and approved by the stockholders on April 23, 1996 and the 1993 Stock Incentive Plan (as amended, the "1993 Plan") was unanimously adopted by the Board of Directors on June 24, 1993, was amended by the Board of Directors on November 18, 1993 and February 24, 1993 and was approved, as amended, by stockholders on April 20, 1994. Since the adoption of the 1996 Plan and 1993 Plan, the Board of Directors has from time to time, as permitted by each such Plan, made certain amendments, as it has deemed advisable. In conjunction with the adoption by the Board of Directors of the 1999 Stock Incentive Plan (the "1999 Plan"), the Compensation and Benefits Committee (the "Committee") recommended to the Board of Directors that the 1996 Plan and the 1993 Plan be amended, subject to approval by the stockholders, to provide that, with respect to each option granted under the 1996 Plan or the 1993 Plan on or after May 21, 1998, such option may be exercised until the date specified in the stock option agreement (generally 10 years from the date of grant) if such employee's employment is terminated due to death, retirement or disability and such employee has completed at least two years of continuous employment with the Corporation. Prior to the effectiveness of the proposed amendments, options granted under the 1996 Plan or the 1993 Plan terminate no later than three years after termination of employment of an employee in the case of death, retirement or disability. Subject to stockholder approval, the proposed amendments have been unanimously adopted by the Board of Directors on January 28, 1999. Approval of the proposed amendments to the 1996 Plan and 1993 Plan, would provide substantial uniformity to the terms of the 1999 Plan, 1996 Plan and 1993 Plan with respect to newly granted options and with respect to outstanding options granted on or after May 21, 1998.

     The following is a summary of the material provisions of the 1996 Plan and 1993 Plans.

     Each of the 1996 Plan and the 1993 Plan is administered by the Compensation and Benefits Committee (the "Committee") which is composed of non-employee members of the Board of Directors of the Corporation, each of whom is also an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, under the 1996 Plan, the Committee has the discretion to delegate the authority to grant options covering 2,400,000 shares of Common Stock to new key employees (who are not subject to Section 16 of the Securities Exchange Act of 1934, as amended, the "Exchange Act") upon their employment or promotion. Under each of the 1996 Plan and 1993 Plan, the Committee may, from time to time, grant stock options and Stock Appreciation Rights ("SARs"), and award shares of Common Stock subject to certain restrictions or units representing such shares ("Restricted Stock"), to executive officers, whether or not directors (currently 12 officers) and approximately 16,500 other key employees of the Corporation and its subsidiaries ("optionees"). Each of the 1996 Plan and 1993 Plan provides for the granting of incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options as determined by the Committee. The Committee, in its discretion, may grant SARs in tandem with these options with exercise prices equal to the exercise prices of the underlying options. The option price per share under each plan is required to be not less than the fair market value of a share of the Corporation's Common Stock on the date the option is granted. The Committee may also, in its discretion, grant SARs to certain optionees in tandem with previously granted options at the price of the underlying options. Awards of Restricted Stock under each of the 1996 Plan and 1993 Plan may be subject to such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Committee shall establish and set forth in Restricted Stock agreements.

     The maximum number of shares of Common Stock that can be issued under the 1996 Plan and the 1993 Plan is 60 million and 56 million, respectively, including a maximum of 8 million shares that may be subject to Restricted Stock awards under each such plan. The maximum number of shares of Common Stock which can be sold or awarded under the 1996 Plan and 1993 Plan to any optionee during the term of each such plan, including shares for which SARs may be exercised, shall not exceed 10% of the maximum number of shares issuable under each such plan. Under the 1996 Plan and the 1993 Plan, no options may be granted after January 24, 2006 and June 23, 2003, respectively.

     Options granted under the 1996 Plan and the 1993 Plan will each become exercisable and expire in accordance with the 1996 Plan or the 1993 Plan, as the case may be, and the applicable option agreement, provided that no option may become exercisable earlier than the later of (i) one year from the date of grant, except in the case of death, disability or retirement after two years of continuous employment, or (ii) the date on which the optionee completes two years of continuous employment with the Corporation or its subsidiaries.

     Assuming the proposed amendments are adopted by stockholders, under the 1996 Plan and 1993 Plan as amended, in the event of termination of an optionee's employment due to death or due to retirement or disability during which any unexercised options or SARs granted on or after May 21, 1998 are held by the optionee, to the extent exercisable at the time of termination, such shares may be exercised up until the termination date specified in the option agreement. The 1996 Plan and 1993 Plan each currently provide for a three-year period after termination of an optionee's employment due to death or due to retirement or disability during which any unexercised options or SARs held by the optionee, to the extent exercisable at the time of termination, may be exercised, unless an earlier termination date is specified in the option agreement. This provision will continue to apply to options or SARs granted prior to May 21, 1998 whether or not the proposed amendments are approved by the stockholders. In the event of the termination of an optionee's employment by the Corporation or a subsidiary for reasons other than death, retirement, disability or deliberate gross misconduct, there is a three-month period after such termination during which any unexercised options or SARs, to the extent exercisable at the time of termination, may be exercised unless an earlier termination date is specified in the option agreement. To the extent unexercised, options and SARs will expire immediately upon the termination by the optionee of his or her employment for reasons other than retirement, disability or death and immediately upon the termination of an optionee's employment by the Corporation or a subsidiary for deliberate gross misconduct. Shares of Common Stock with respect to which options or SARs are not exercised prior to termination or which are canceled, or shares of Restricted Stock which are forfeited, will be available for subsequent grants under each of the 1996 Plan and 1993 Plan.

     Upon the exercise of an option under the 1996 Plan or the 1993 Plan, the full option price, either in cash, Common Stock or a combination of cash and Common Stock, or in any other form of consideration approved by the Committee, including under any cashless exercise program approved by the Committee, is required to be paid to the Corporation. SARs granted to officers and directors of the Corporation subject to Section 16(b) of the Exchange Act may be exercised only during certain ten-day "window periods" outlined in each of the 1996 Plan and 1993 Plan.

     The 1996 Plan and the 1993 Plan each authorizes the Committee to permit the deferral of the delivery of the proceeds from the exercise of an option or SAR on the terms and conditions set forth in the 1996 Plan and the 1993 Plan. Interest will be credited to the deferred amounts at a rate of interest determined by the Committee and the deferred account balance will be payable, at the election of the optionee, either in a lump sum payment or in annual installments over a period of up to 10 years. Such deferred amounts may be disbursed earlier in certain events such as disability, death, an "unforeseeable emergency" or otherwise at the discretion of the Committee.

     The 1996 Plan and the 1993 Plan each contains the non-competition and "employment at will" provisions contained in the Corporation's other stock option plans.

     The closing market price of one share of Common Stock on the New York Stock Exchange as of March 1, 1999 was $58.9375.

     The Board of Directors may terminate or amend the 1996 Plan and the 1993 Plan at any time; provided that, without stockholder approval, no such action will (i) increase the maximum number of shares for which awards may be granted under the 1996 Plan and the 1993 Plan, (ii) change the manner of determining the option price and (iii) extend the respective terms of the 1996 Plan or the 1993 Plan or the maximum period during which any option may be exercised. In addition, under the 1996 Plan (but not under the 1993 Plan), no such action will cause awards granted under the 1996 Plan to fail to meet the exemptions provided by Section 162(m) of the Code. No amendment or termination of the 1996 Plan or the 1993 Plan may adversely affect the rights of any optionee or Restricted Stock award holder without his or her consent.

     If the aggregate fair market value of the Common Stock, determined at the time of grant, with respect to which incentive stock options are granted under the 1996 Plan, the 1993 Plan or any other plan of the Corporation, are exercisable for the first time by an optionee during any calendar year exceeds $100,000, or such other amount as may be permitted under the Code, such excess shall be considered non-qualified stock options. The 1996 Plan and 1993 Plan also each contains limitations on the grant of incentive stock options to any holder of more than 10% of the combined voting power of the Corporation's voting stock.

     Under the terms of the 1996 Plan (but not under the 1993 Plan), in the event of a Change in Control (as defined in the 1996 Plan), all options and SARs shall become immediately exercisable (and the restrictions shall expire with respect to Restricted Stock awards) and, at the discretion of the Committee, any outstanding options, SARs or restricted stock awards may be canceled and the holders thereof paid the value thereof as described in the 1996 Plan.

     Subject to the preceding paragraph, in the event of a stock split, stock dividend, cash dividend (other than a regular cash dividend), combination of shares, merger or other relevant change in the Corporation's capitalization, appropriate adjustments will be made by the Committee to the number of shares of Common Stock available under the 1996 Plan and the 1993 Plan, number and kind of shares and price per share of

Common Stock subject to each outstanding option and SAR and the number and kind of shares subject to outstanding Restricted Stock awards.

     The 1996 Plan and the 1993 Plan provide that options, SARs and shares of Restricted Stock are nontransferable other than by the laws of descent and distribution. However, under the 1996 Plan (but not the 1993 Plan), the Committee may, in its discretion, allow transfers of options (but not SARs) to other persons or entities unless such transfer would affect the incentive stock option tax treatment of such option or affect the exemption from short swing liability of such option under the Exchange Act. The Committee also may, in its discretion, permit the transfer of shares of Restricted Stock to other persons or entities. (Under current Committee practice, options granted to members of the Corporation's Finance and Operations Committees are transferable to family members or trusts or other entities for the benefit of their families).

     An optionee will not be subject to federal income tax upon the grant of an option under the 1996 Plan or the 1993 Plan. Upon exercise of a non-qualified stock option, the optionee generally must recognize ordinary income in the amount of the "option spread" (the difference between the fair market value of the option shares and the exercise price) at the date of exercise and the optionee's employer generally is entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and upon sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Upon exercise of an incentive stock option, the optionee generally will not have to recognize any taxable income (except that the alternative minimum tax may apply). Instead, the optionee will be subject to taxation only upon the disposition of the shares acquired upon exercise of the incentive stock option. If the optionee disposes of the shares acquired upon exercise of an incentive stock option more than two years after the date of grant of the incentive stock option and more than one year after exercise, he or she will realize a long-term capital gain (or loss) based on the difference between the sale price of the shares and the exercise price of the option (or his or her basis in the shares if it is not equal to the exercise price) and no deduction will be allowed to the optionee's employer for federal income tax purposes. Otherwise, in the event the optionee disposes of the shares acquired pursuant to the exercise of an incentive stock option prior to the expiration of two years from the date of grant or one year from the date of exercise of the incentive stock option, the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares on the date of exercise or the amount realized on a sale (whichever is less) over the option price, and the optionee's employer will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any further deduction by the employer.

     To enable optionees to satisfy tax withholding obligations relating to non-qualified stock options, in lieu of cash payment the Committee may provide that optionees under the 1996 Plan or the 1993 Plan may elect to have the Corporation withhold from an option exercise, or separately surrender, shares of Common Stock.

NEW PLAN BENEFITS

     The proposed amendments to the 1996 Plan and the 1993 Plan, if approved by stockholders, would only affect grants made on or after May 21, 1998. Since May 21, 1998, the Corporation has made grants of stock options covering 1,580,960 shares of the Corporation's Common Stock to all executive officers as a group (12 persons) at an average exercise price of $51.2918 and stock options covering 13,151,770 shares of the Corporation's Common Stock to all other employees as a group at an average exercise price of $50.2796. Information with regard to stock options granted to the executive officers named in this Proxy Statement is provided in the Option Grants Table set forth in this proxy statement. None of the options granted to the executive officers on or after May 21, 1998 are currently exercisable and therefore no dollar value can be determined. Non-employee directors are not eligible to receive any benefits under the 1996 Plan or the 1993 Plan. However, all future grants and awards under the 1996 Plan and 1993 Plan are entirely within the discretion of the Committee and the total future benefits allocable under the 1996 Plan and 1993 Plan are not at present determinable. Therefore, with respect to such future grants, the Corporation has omitted the tabular disclosure of the benefits or amounts allocated under the 1996 Plan and the 1993 Plan. No grants or awards have been made under the 1993 Plan to date since May 21, 1998 but shares remain available under such Plan for future grants by the Committee.

     The proposal to approve the amendments to each of the 1996 Plan and the 1993 Plan requires the affirmative vote of a majority of the votes cast by the holders of the Common Stock and $2 Convertible Preferred Stock, voting as a single class.

     ACCORDINGLY, THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE 1996 AND 1993 STOCK INCENTIVE PLANS.

               STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 2000 Annual Meeting must be received by the Corporation at its principal executive offices on or before November 19, 1999 in order to be considered for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting. Under rules recently adopted by the Securities and Exchange Commission, if a stockholder notifies the Company of such stockholder's intent to present a proposal for consideration at the Company's 2000 Annual Meeting of Stockholders after February 2, 2000, the Company, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary voting authority with respect to such proposal without including information regarding such proposal in its proxy materials.

                                 OTHER MATTERS

     Management knows of no other matters to be brought before the Annual Meeting, but if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to take such action as in their judgment is in the best interest of the Corporation and its stockholders.

     The Corporation will bear the expenses in preparing, printing and mailing the proxy materials to the stockholders. In addition, the Corporation will retain D.F. King & Co., Inc., New York, NY, to aid in the solicitation of proxies, for which such firm will be paid a fee of $19,000 plus out-of-pocket expenses and disbursements. In addition, officers and employees of the Corporation and its subsidiaries may request the return of proxies by telephone, telegram or in person, for which no additional compensation will be paid to them.

     The Annual Report of the Corporation for the year ended December 31, 1998, including financial statements, is being mailed to stockholders together with these proxy materials.

     REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM CAN BE SECURED. IF YOU ARE UNABLE TO ATTEND THE MEETING, YOU ARE URGED TO SUBMIT YOUR PROXY BY TELEPHONE IF INCLUDED ON YOUR PROXY CARD OR TO DATE AND SIGN YOUR PROXY AND RETURN IT WITHOUT DELAY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. THE SHARES REPRESENTED BY EACH PROXY SO SIGNED AND RETURNED OR SUBMITTED BY TELEPHONE WILL BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S DIRECTIONS.

                                          By Order of the Board of Directors

                                          EILEEN M. LACH
                                          Secretary

March 18, 1999

                                                                      APPENDIX I

                       AMERICAN HOME PRODUCTS CORPORATION

                            1999 STOCK INCENTIVE PLAN

  (Subject to Stockholder Approval at the 1999 Annual Meeting of Stockholders)

     SECTION 1. PURPOSE. The purpose of the 1999 Stock Incentive Plan (the "Plan") is to provide favorable opportunities for officers and other key employees of American Home Products Corporation (the "Company") and its subsidiaries to acquire shares of Common Stock of the Company or to benefit from the appreciation thereof. Such opportunities should provide an increased incentive for these employees to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the stockholders, and increase the ability of the Company to attract and retain individuals of exceptional skill upon whom, in large measure, its sustained progress, growth and profitability depend.

     Pursuant to the Plan, options to purchase the Company's Common Stock ("Options") and Stock Appreciation Rights may be granted and Restricted Stock may be awarded by the Company. Options granted under the Plan may be either incentive stock options, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not meet the requirements of said Section 422(b) of the Code, herein referred to as non-qualified stock options.

     It is intended, except as otherwise provided herein, that incentive stock options may be granted under the Plan and that such incentive stock options shall conform to the requirements of Section 422 and 424 of the Code and to the provisions of this Plan and shall otherwise be as determined by the Committee (as hereinafter defined) and, to the extent provided in the last sentence of
Section 2 hereof, approved by the Board of Directors. The terms "subsidiaries" and "subsidiary corporation" shall have the meanings given to them by Section 424 of the Code. All section references to the Code in this Plan are intended to include any amendments or substitutions therefor subsequent to the adoption of the Plan.

     SECTION 2. ADMINISTRATION. The Plan shall be administered by a Compensation and Benefits Committee (the "Committee") consisting of two or more members of the Board of Directors of the Company, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have full authority to grant Options and Stock Appreciation Rights, and make Restricted Stock awards, to interpret the Plan and to make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan, taking into consideration the recommendations of management. The decisions of the Committee shall be binding and conclusive for all purposes and upon all persons unless and except to the extent that the Board of Directors of the Company shall have previously directed that all or specified types of decisions of the Committee shall be subject to approval by the Board of Directors. Notwithstanding the foregoing and anything else in the Plan to the contrary, the Committee, in its sole discretion, may delegate the Committee's authority and duties under the Plan to the Chairman of the Board of Directors and Chief Executive Officer of the Company, as a Board of Directors committee of one under Delaware law, or to any other committee of the Board of Directors, under such conditions and limitations as the Board of Directors or the Committee may from time to time establish, except that only the Committee may make any determinations regarding awards to participants who are subject to Section 16 of the Exchange Act.

     SECTION 3. NUMBER OF SHARES. The total number of shares which may be sold or awarded under the Plan and with respect to which Stock Appreciation Rights may be exercised shall not exceed 65,000,000 shares of the Company's Common Stock. The total number of shares which may be sold or awarded under the Plan to any optionee (hereinafter defined), including shares for which Stock Appreciation Rights may be exercised, shall not exceed 10% of such number, as and if adjusted, over the life of the Plan. The shares may be authorized and unissued or issued and reacquired shares, as the Board of Directors from time to time may determine. Shares with respect to which Options or Stock Appreciation Rights are not exercised prior to termination of the Option and shares that are part of a Restricted Stock award which are forfeited before the restrictions lapse shall be available for Options and Stock Appreciation Rights thereafter granted and for Restricted Stock thereafter awarded under the Plan, to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time).

     SECTION 4. PARTICIPATION. The Committee may, from time to time, select and grant Options and Stock Appreciation Rights to officers (whether or not directors) and other key employees of the Company and its subsidiaries ("optionees") and award Restricted Stock to officers (whether or not directors) and other key employees of the Company and its subsidiaries and shall determine the number of shares subject to each Option or award.

     SECTION 5. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of each Option and each Stock Appreciation Right shall be set forth in an agreement or agreements between the Company and the optionee. Such terms and conditions shall include the following as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Committee:

     (a) NUMBER OF SHARES. The number of shares subject to the Option.

     (b) OPTION PRICE. The option price per share (the "Option Price"), which shall not be less than 100% of the fair market value of the Company's Common Stock on the date the Option is granted. Fair market value shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Option is granted.

     (c) DATE OF GRANT. Subject to previous directions of the Board of Directors pursuant to the last sentence of Section 2, the date of grant of an Option shall be the date when the Committee meets and awards such Option.

     (d) PAYMENT. The Option Price multiplied by the number of shares to be purchased by exercise of the Option shall be paid upon the exercise thereof. Unless the terms of an Option provide to the contrary, upon exercise, the aggregate Option Price shall be payable by delivering to the Company (i) cash equal to such aggregate Option Price, (ii) shares of the Company's Common Stock owned by the grantee having a fair market value (determined in accordance with Section 5(b)) at least equal to such aggregate Option Price, (iii) a combination of any of the above methods which total to such aggregate Option Price, or (iv) any other form of consideration which has been approved by the Committee, including under any approved cashless exercise mechanism; and payment of such aggregate Option Price by any such means shall be made and received by the Company prior to the delivery of the shares as to which the Option was exercised. The right to deliver in full or partial payment of such Option Price any consideration other than cash shall be limited to such frequency as the Committee shall determine in its absolute discretion. A holder of an Option shall have none of the rights of a stockholder until the shares are issued to him or her; provided that if an optionee exercises an Option and the appropriate purchase price is received by the Company in accordance with this Section 5(d) prior to any dividend record date, such optionee shall be entitled to receive the dividends which would be paid on the shares subject to such exercise if such shares were outstanding on such record date.

     (e) TERM OF OPTIONS. Each Option granted pursuant to the Plan shall be for the term specified in the applicable option agreement (the "Option Agreement") subject to earlier termination in all cases as provided in paragraph (g) of this Section.

     (f) EXERCISE OF OPTION. Options granted under the Plan may be exercised during the period and in accordance with the conditions set forth in the Plan and the applicable Option Agreement; provided, however, that (i) no option granted under the Plan may be exercisable earlier than the later of (A) one year from the date of grant or (B) the date on which the optionee completes two years of continuous employment with the Company or one or more of its subsidiaries, and (ii) in the event of an optionee's death, Retirement (as defined below) or Disability (as defined below), any options held by such optionee shall become exercisable on his or her Retirement date, the date his or her employment terminates on account of Disability or the date of his or her death provided he or she has been in the continuous employment of the Company or one or more of its subsidiaries for at least two years at such time. No Option may be exercised after it is terminated as provided in paragraph (g) of this Section, and no Option may be exercised unless the optionee is then employed by the Company or any of its subsidiaries and shall have been continuously employed by the Company or one or more of such subsidiaries since the date of the grant of his or her Option, except (x) as provided in paragraph (g) of this Section, and (y) in the case of the optionee's Retirement or Disability (in which case the optionee may exercise the Option to the extent he or she was entitled to exercise it at the time of such termination or such shorter period as may be provided in the Option Agreement) or death (in which case the Option may be exercised by the optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to exercise such Option to the extent the optionee was entitled to exercise it at the time of his or her death). As used herein, "Retirement" shall mean termination of the optionee's full-time employment on or after the earliest retirement age under any qualified retirement plan of the Company or its subsidiaries which covers the optionee, or age 55 with 5 continuous years of such employment if there is no such plan and "Disability" shall mean termination of the optionee's full-time employment for reason of disability for purposes of at least one qualified retirement plan or long term disability plan maintained by the Company or its subsidiaries in which the optionee participates. Non-qualified stock options and incentive stock options may be exercised regardless of whether or not other Options granted to the optionee pursuant to the Plan are outstanding or whether or not other stock options granted to the optionee pursuant to any other plan are outstanding.

     (g) TERMINATION OF OPTIONS. An Option, to the extent not validly exercised, shall terminate upon the occurrence of the first of the following events:

          (i) On the date specified in the Option Agreement;

          (ii) Three months after termination by the Company or one of its subsidiaries of the optionee's employment for any reason other than in the case of death, Retirement, Disability or deliberate gross misconduct, determined in the sole discretion of the Committee, during which three month period the Option may be exercised by the optionee to the extent the optionee was entitled to exercise it at the time of such termination;

          (iii) Concurrently with the time of termination by the Company or one of its subsidiaries of the optionee's employment for deliberate gross misconduct, determined in the sole discretion of the Committee (for purposes only of this subparagraph (iii) an Option shall be deemed to be exercised when the optionee has received the stock certificate representing the shares for which the Option was exercised); or

          (iv) Concurrently with the time of termination by the employee of his or her employment with the Company or one of its subsidiaries for reasons other than Retirement, Disability or death.

          Notwithstanding the above, no Option shall be exercisable after termination of employment unless the optionee shall have, during the entire time period in which his or her Options are exercisable, (a) refrained from becoming or serving as an officer, director, partner or employee of any individual proprietorship, partnership or corporation, or the owner of a business, or a member of a partnership which conducts a business in competition with the Company or renders a service (including without limitation, advertising agencies and business consultants) to competitors with any portion of the business of the Company, (b) made himself or herself available, if so requested by the Company, at reasonable times and upon a reasonable basis to consult with, supply information to, and otherwise cooperate with, the Company and (c) refrained from engaging in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company or, if occurring before termination of employment, would have otherwise constituted deliberate gross misconduct for purposes of Section 5(g)(iii). If these conditions are not fulfilled, the optionee shall forfeit all rights to any unexercised Option as of the date of the breach of the condition.

     (h) NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall not be transferable by the optionee other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall during his or her lifetime be exercisable only by the optionee; provided, however, that the Committee may, in its sole discretion, allow for transfer of Options (other than incentive stock options, unless such transferability would not adversely affect incentive stock option tax treatment) to other persons or entities, subject to such conditions or limitations as it may establish to ensure that transactions with respect to Options intended to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act do not fail to maintain such exemption as a result of the Committee causing Options to be transferable, or for other purposes; provided further, however, that for any Option that is transferred, other than by the laws of descent and distribution, any related Stock Appreciation Right shall be extinguished.

     (i) APPLICABLE LAWS OR REGULATIONS. The Company's obligation to sell and deliver stock under the Option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations.

     (j) LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value of the Company's Common Stock, determined at the time of grant in accordance with the provisions of Section 5(b), with respect to which incentive stock options granted under this or any other Plan of the Company are exercisable for the first time by an optionee during any calendar year exceeds $100,000, or such other amount as may be permitted under the Code, such excess shall be considered non-qualified stock options.

         Notwithstanding anything in the Plan to the contrary, any incentive stock option granted to any individual who, at the time of grant, is the owner, directly or indirectly, of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary thereof, shall (i) have a term not exceeding five years from the date of grant and (ii) shall have an option price per share of not less than 110% of the fair market value of the Company's Common Stock on the date the incentive stock option is granted (determined in accordance with the last sentence of Section 5(b)).

         SECTION 6.  STOCK APPRECIATION RIGHTS.

     (a) The Committee may, in its sole discretion, from time to time grant Stock Appreciation Rights to certain optionees in connection with any Option granted under this Plan and in connection with Options granted under the 1990 and 1993 Stock Incentive Plans and under the 1985 Stock Option Plan. Stock Appreciation Rights may be granted either at the time of the grant of an Option under the Plan or at any time thereafter during the term of the Option, provided such Stock Appreciation Rights may also be granted with respect to outstanding Options under the 1990 and 1993 Stock Incentive Plans and the 1985 Stock Option Plan. Stock Appreciation Rights may be granted with respect to all or part of the stock under a particular Option.

     (b) Stock Appreciation Rights shall entitle the holder of the related Option, upon exercise, in whole or in part, of the Stock Appreciation Rights, to receive payment in the amount and form determined pursuant to subparagraph (iii) of paragraph (c) of this Section 6. Stock Appreciation Rights may be exercised only to the extent that the related Option has not been exercised. The exercise of Stock Appreciation Rights shall result in a pro rata surrender of the related Option to the extent that the Stock Appreciation Rights have been exercised.

     (c) Stock Appreciation Rights shall be subject to such terms and conditions which are not inconsistent with the Plan as shall from time to time be approved by the Committee and reflected in the applicable Option Agreement (or in a separate document, which shall be considered for purposes of the Plan to be incorporated into and part of the applicable Option Agreement), and to the following terms and conditions.

          (i) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

          (ii) [Reserved]

          (iii) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to elect to receive therefor payment in the form of shares of the Company's Common Stock (rounded down to the next whole number so no fractional shares are issued), cash or any combination thereof in an amount equal in value to the difference between the Option Price per share and the fair market value per share of Common Stock on the date of exercise multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised, subject to any limitation on such amount which the Committee may in its discretion impose. The fair market value of Common Stock shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Stock Appreciation Right is exercised or if no transaction on the Consolidated Transaction Reporting System occurred on such date, then on the last preceding day on which a transaction did take place.

          (iv) Any exercise of Stock Appreciation Rights by an officer or director subject to Section 16(b) of the Exchange Act, as well as any election by such officer or director as to the form of payment of Stock Appreciation Rights (Common Stock, cash or any combination thereof), shall be made during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the twelfth business day following the date of such release ("window period"). In the event that such a director or officer exercises a Stock Appreciation Right for cash or stock pursuant to this Section 6 during a "window period", the day on which such right is effectively exercised shall be that day, if any, during such "window period" which is designated by the Committee in its discretion for all such exercises by such individuals during such period. If no such day is designated, the day of effective exercise shall be determined in accordance with normal administrative practices of the Plan.

     (d) To the extent that Stock Appreciation Rights shall be exercised, the Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitations set forth in the Plan under which such Options shall have been granted. Any shares of Common Stock which are not purchased due to the surrender in whole or in part of an Option pursuant to this Section 6 shall not be available for granting further Options under the Plan.

     SECTION 6A. DEFERRAL.

     (a) Notwithstanding anything herein to the contrary, an optionee may elect, at the discretion of, and in accordance with rules which may be established by, the Committee, to defer delivery of the proceeds of exercise of an unexercised Option or the corresponding Stock Appreciation Right, provided such election is irrevocable and is made (i) at least six months prior to the date that such Option or the corresponding Stock Appreciation Right otherwise would expire and
(ii) at least one month prior to the date such Option or the corresponding Stock Appreciation Right is exercised (or such shorter period as may be determined by the Committee). Upon such exercise, the amount deferred shall be equal in value to the difference between the Option Price per share and the fair market value per share of the Common Stock on the date of exercise (determined in accordance with Section 5(b)), multiplied by the number of shares covered by such exercise and in respect of which the optionee shall have made the deferral election, and shall be credited to an account in the name of the optionee on the books and records of the Company (a "Deferred Compensation Account") at the date of exercise. A separate Deferred Compensation Account shall be maintained with respect to each Option or corresponding Stock Appreciation Right subject to an effective deferral election.

     (b) Interest shall be credited on amounts in the Deferred Compensation Account from the date of exercise of the Option or the corresponding Stock Appreciation Right to the date of payment, at the rate of interest determined by the Committee and communicated to the optionees. The value of an optionee's Deferred Compensation Account shall be payable in a lump sum cash payment or in annual installments over a period not to exceed 10 years or as otherwise determined by the Committee. At the time an optionee makes such deferral election, the optionee shall elect the form of payment and date for lump sum payment or commencement of annual payments of the Deferred Compensation Account, with such date at least one year subsequent to the date of exercise of the Option or corresponding Stock Appreciation Right, but not later than the date of the optionee's termination of employment with Company. Notwithstanding any election by an optionee, in the event of Disability or death of the optionee, the optionee's Deferred Compensation Account shall be paid within 90 days in the form of a single lump sum.

     (c) Notwithstanding the deferred payment date elected by the optionee, the Committee may, in its discretion, allow for early payment of an optionee's Deferred Compensation Account in the event of an "unforeseeable emergency." For this purpose, an unforeseeable emergency shall be defined as an unanticipated emergency that is caused by an event beyond the control of the optionee and that would result in severe financial hardship to the optionee if early withdrawal were not permitted. Any withdrawal on account of an unforeseeable emergency must be limited to the amount necessary to meet the emergency. The above provisions regarding a withdrawal upon an unforeseeable emergency shall be interpreted in accordance with published revenue procedures, regulations, releases or interpretations. In addition, Deferred Compensation Accounts may be distributed on an accelerated basis in the discretion of the Committee.

     (d) Optionees have the status of general unsecured creditors of the Company with respect to their Deferred Compensation Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

     (e) An optionee's right to benefit payments under the Plan with respect to the Deferred Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished by creditors of the optionee or the optionee's beneficiary and any attempt to do so shall be void.

     SECTION 7. RESTRICTED STOCK PERFORMANCE AWARDS. The Committee may, in its sole discretion, from time to time, make awards of shares of the Company's Common Stock or awards of units representing shares of the Company's Common Stock, up to 8,000,000 shares in the aggregate, to such officers and other key employees of the Company and its subsidiaries in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Committee shall establish ("Restricted Stock"). The terms, conditions and restrictions of any Restricted Stock award made under this Plan shall be set forth in an agreement or agreements between the Company and the recipient of the award.

     (a) ISSUANCE OF RESTRICTED STOCK. The Committee shall determine the manner in which Restricted Stock shall be held during the period it is subject to restrictions.

     (b) STOCKHOLDER RIGHTS. Beginning on the date of grant of the Restricted Stock award and subject to the execution of the award agreement by the recipient of the award and subject to the terms, conditions and restrictions of the award agreement, the Committee shall determine to what extent the recipient of the award has the rights of a stockholder of the Company including, but not limited to, whether or not the employee receiving the award has the right to vote the shares or to receive dividends or dividend equivalents.

     (c) RESTRICTION ON TRANSFERABILITY. None of the shares or units of a Restricted Stock award may be assigned or transferred, pledged or sold prior to their delivery to a recipient or, in the case of a recipient's death, to the recipient's legal representative or legatee or such other person designated by an appropriate court; provided, however, that the Committee may, in its sole discretion, allow for transfer of shares or units of a Restricted Stock Award to other persons or entities.

     (d) DELIVERY OF SHARES. Upon the satisfaction of the terms, conditions and restrictions contained in the Restricted Stock award agreement or the release from the terms, conditions and restrictions of a Restricted Stock award agreement, as determined by the Committee, the Company shall deliver, as soon as practicable, to the recipient of the award (or permitted transferee), or in the case of his or her death to his or her legal representative or legatee or such other person designated by an appropriate court, a stock certificate for the appropriate number of shares of the Company's Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     (e) FORFEITURE OF RESTRICTED STOCK. Subject to Section 7(f), all of the restricted shares or units with respect to a Restricted Stock award shall be forfeited and all rights of the recipient with respect to such restricted shares or units shall terminate unless the recipient continues to be employed by the Company or its subsidiaries until the expiration of the forfeiture period and the satisfaction of any other conditions set forth in the award agreement.

     (f) WAIVER OF FORFEITURE PERIOD. Notwithstanding any other provisions of the Plan, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any award agreement under certain circumstances (including the death, Disability or Retirement of the recipient of the award or a material change in circumstances arising after the date of an award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted shares) as the Committee shall deem appropriate.

     SECTION 8. ADJUSTMENT IN EVENT OF CHANGE IN STOCK. Subject to Section 9, in the event of stock split, stock dividend, cash dividend (other than a regular cash dividend), combination of shares, merger, or other relevant change in the Company's capitalization, the Committee shall, subject to the approval of the Board of Directors, appropriately adjust the number and kind of shares available for issuance under the Plan, the number, kind and Option Price of shares subject to outstanding Options and Stock Appreciation Rights and the number and kind of shares subject to outstanding Restricted Stock awards; provided, however, that to the extent permitted in the case of incentive stock options by Sections 422 and 424 of the Code, in the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares or dividend, appropriate adjustment in the number and kind of shares as to which Options may be granted and as to which Options or portions thereof then unexercised shall be exercisable, and in the Option Price thereof, shall be made to the end that the proportionate number of shares or other securities as to which Options may be granted and the optionee's proportionate interests under outstanding Options shall be maintained as before the occurrence of such event; provided, that any such adjustment in shares subject to outstanding Options (including any adjustments in the Option Price) shall be made in such manner as not to constitute a modification as defined by subsection (h)(3) of Section 424 of the Code; and provided, further, that, in the event of an adjustment in the number or kind of shares under a Restricted Stock award pursuant to this Section 8, any new shares or units issued to a recipient of a Restricted Stock award shall be subject to the same terms, conditions and restrictions as the underlying Restricted Stock award for which the adjustment was made.

     SECTION 9. EFFECT OF A CHANGE OF CONTROL.

     (a) For purposes of this Section 9, "Change in Control" shall, unless the Board of Directors of the Company otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the applicable award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Permitted Holder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally,
(ii) during any period of two consecutive years, individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, "Permitted Holder" means (i) the Company, (ii) any corporation, partnership, trust or other entity controlled by the Company and (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any such controlled entity.

     (b) Except to the extent reflected in a particular award agreement, in the event of a Change of Control:

          (i) notwithstanding any vesting schedule, or any other limitation on exercise or vesting, with respect to an award of Options, Stock Appreciation Rights or Restricted Stock, such Options or Stock Appreciation Rights shall become immediately exercisable with respect to 100 percent of the shares subject thereto, and the restrictions shall expire immediately with respect to 100 percent of such Restricted Stock award; and

          (ii) the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options, Stock Appreciation Rights or Restricted Stock awards and pay to the holders thereof, in cash, the value of such awards based upon the highest price per share of Company Common Stock received or to be received by other stockholders of the Company in connection with the Change of Control.

     SECTION 10. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may from time to time amend or revise the terms of the Plan, or may discontinue the Plan at any time as permitted by law, provided, however, that such amendment shall not (except as provided in Section 8), without further approval of the stockholders, (i) increase the aggregate number of shares with respect to which awards may be made under the Plan; (ii) change the manner of determining the Option Price (other than determining the fair market value of the Common Stock to conform with applicable provisions of the Code or regulations and interpretations thereunder); (iii) extend the term of the Plan or the maximum period during which any Option may be exercised or (iv) make any other change which, in the absence of stockholder approval, would cause awards granted under the Plan which are then outstanding, or which may be granted in the future, to fail to meet the exemptions provided by Section 162(m) of the Code. No amendments, revision or discontinuance of the Plan shall, without the consent of an optionee or a recipient of a Restricted Stock award, in any manner adversely affect his or her rights under any Option theretofore granted under the Plan.

     SECTION 11. EFFECTIVE DATE AND DURATION. The Plan was adopted by the Board of Directors of the Company on January 28, 1999, subject to approval by the stockholders of the Company at a meeting to be held in April 1999. Neither the Plan nor any Option or Stock Appreciation Right or Restricted Stock award shall become binding until the Plan is approved by a vote of the stockholders in a manner which complies with Sections 162(m) and 422(b)(1) of the Code. No Option may be granted and no stock may be awarded under the Plan before January 28, 1999 nor after January 27, 2009.

     SECTION 12. TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or its subsidiaries, as appropriate, shall have the right to deduct from all awards under the Plan cash and/or stock, valued at fair market value on the date of payment in accordance with Section 5(b), in an amount necessary to satisfy all federal, state or local taxes as required by law to be withheld with respect to such awards. In the case of awards paid in the Company's Common Stock, the optionee or permitted transferee may be required to pay to the Company or a subsidiary thereof, as appropriate, the amount of any such taxes which the Company or subsidiary is required to withhold, if any, with respect to such stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of the Company's Common Stock of equivalent fair market value in payment of such withholding tax obligations if the optionee elects to make payment in such manner.

     SECTION 13. CONSTRUCTION AND CONDITIONS. The Plan and Options, Restricted Stock awards, and Stock Appreciation Rights granted thereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such federal law as may be applicable.

     Neither the existence of the Plan nor the grant of any Options or Stock Appreciation Rights or awards of Restricted Stock pursuant to the Plan shall create in any optionee the right to continue to be employed by the Company or its subsidiaries. Employment shall be "at will" and shall be terminable "at will" by the Company or employee with or without cause. Any oral statements or promises to the contrary are not binding upon the Company or the employee.

                                                                     APPENDIX II

                       AMERICAN HOME PRODUCTS CORPORATION

                            1996 STOCK INCENTIVE PLAN

(Initially approved by stockholders on April 23, 1996 and as amended by the Board of Directors through January 28, 1999, subject to stockholder approval at the 1999 Annual Meeting of Stockholders)

     SECTION 1. PURPOSE. The purpose of the 1996 Stock Incentive Plan (the "Plan") is to provide favorable opportunities for officers and other key employees of American Home Products Corporation (the "Company") and its subsidiaries to acquire shares of Common Stock of the Company or to benefit from the appreciation thereof. Such opportunities should provide an increased incentive for these employees to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the stockholders, and increase the ability of the Company to attract and retain individuals of exceptional skill upon whom, in large measure, its sustained progress, growth and profitability depend.

     Pursuant to the Plan, options to purchase the Company's Common Stock ("Options") and Stock Appreciation Rights may be granted and Restricted Stock may be awarded by the Company. Options granted under the Plan may be either incentive stock options, as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not meet the requirements of said Section 422(b) of the Code, herein referred to as non-qualified stock options.

     It is intended, except as otherwise provided herein, that incentive stock options may be granted under the Plan and that such incentive stock options shall conform to the requirements of Section 422 and 424 of the Code and to the provisions of this Plan and shall otherwise be as determined by the Committee and, to the extent provided in the last sentence of Section 2 hereof, approved by the Board of Directors. The terms "subsidiaries" and "subsidiary corporation" shall have the meanings given to them by Section 424 of the Code. All section references to the Code in this Plan are intended to include any amendments or substitutions therefor subsequent to the adoption of the Plan.

     SECTION 2. ADMINISTRATION. The Plan shall be administered by a Compensation and Benefits Committee (the "Committee") consisting of two or more members of the Board of Directors of the Company, each of whom shall be (i) a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have full authority to grant Options and Stock Appreciation Rights, and make Restricted Stock awards, to interpret the Plan and to make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan, taking into consideration the recommendations of management. Notwithstanding the foregoing and anything else in the Plan to the contrary, the Committee may from time to time delegate the Finance Committee of the Company (the "Finance Committee") the authority to grant, and the Finance Committee shall thereafter have the authority to grant on behalf of the Committee, in accordance with rules and procedures adopted from time to time by the Committee, Options under the Plan with respect to not more than 2,400,000 shares of the Company's Common Stock in any calendar year to new key employees of the Company and its subsidiaries upon their employment or promotion, provided that such employees are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended, and the effective date of the grant of each such Option shall be deemed for all purposes to be the date the Finance Committee approves such grant. The decisions of the Committee shall be binding and conclusive for all purposes and upon all persons unless and except to the extent that the Board of Directors of the Company shall have previously directed that all or specified types of decisions of the Committee shall be subject to approval by the Board of Directors.

     SECTION 3. NUMBER OF SHARES. The total number of shares which may be sold or awarded under the Plan and with respect to which Stock Appreciation Rights may be exercised shall not exceed 60,000,000 shares of the Company's Common Stock. The total number of shares which may be sold or awarded under the Plan to any optionee (hereinafter defined), including shares for which Stock Appreciation Rights may be exercised, shall not exceed 10% of such number, as and if adjusted, over the life of the Plan. The shares may be authorized and unissued or issued and reacquired shares, as the Board of Directors from time to time may determine. Shares with respect to which Options or Stock Appreciation Rights are not exercised prior to termination of the Option and shares that are part of a Restricted Stock award which are forfeited before the restrictions lapse shall be available for Options and Stock Appreciation Rights thereafter granted and for Restricted Stock thereafter awarded under the Plan, to the fullest extent permitted by Rule 16b-3 under the Exchange Act (if applicable at the time).

     SECTION 4. PARTICIPATION. The Committee may, from time to time, select and grant Options and Stock Appreciation Rights to officers (whether or not directors) and other key employees of the Company and its subsidiaries ("optionees") and award Restricted Stock to officers (whether or not directors) and other key employees of the Company and its subsidiaries and shall determine the number of shares subject to each Option or award.

     SECTION 5. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of each Option and each Stock Appreciation Right shall be set forth in an agreement or agreements between the Company and the optionee. Such terms and conditions shall include the following as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Committee:

     (a) NUMBER OF SHARES. The number of shares subject to the Option.

     (b) OPTION PRICE. The option price per share (the "Option Price"), which shall not be less than 100% of the fair market value of the Company's Common Stock on the date the Option is granted. Fair market value shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Option is granted.

     (c) DATE OF GRANT. Subject to previous directions of the Board of Directors pursuant to the last sentence of Section 2, the date of grant of an Option shall be the date when the Committee meets and awards such Option.

     (d) PAYMENT. The Option Price multiplied by the number of shares to be purchased by exercise of the Option shall be paid upon the exercise thereof. Unless the terms of an Option provide to the contrary, upon exercise, the aggregate Option Price shall be payable by delivering to the Company (i) cash equal to such aggregate Option Price, (ii) shares of the Company's Common Stock owned by the grantee having a fair market value (determined in accordance with Section 5(b)) at least equal to such aggregate Option Price, (iii) a combination of any of the above methods which total to such aggregate Option Price, or (iv) any other form of consideration which has been approved by the Committee, including under any approved cashless exercise mechanism; and payment of such aggregate Option Price by any such means shall be made and received by the Company prior to the delivery of the shares as to which the Option was exercised. The right to deliver in full or partial payment of such Option Price any consideration other than cash shall be limited to such frequency as the Committee shall determine in its absolute discretion. A holder of an Option shall have none of the rights of a stockholder until the shares are issued to him or her; provided that if an optionee exercises an Option and the appropriate purchase price is received by the Company in accordance with this Section 5(d) prior to any dividend record date, such optionee shall be entitled to receive the dividends which would be paid on the shares subject to such exercise if such shares were outstanding on such record date.

     (e) TERM OF OPTIONS. Each Option granted pursuant to the Plan shall be for the term specified in the applicable option agreement (the "Option Agreement") subject to earlier termination in all cases as provided in paragraph (g) of this Section.

     (f) EXERCISE OF OPTION. Options granted under the Plan may be exercised during the period and in accordance with the conditions set forth in the Plan and the applicable Option Agreement; provided, however, that (i) no option granted under the Plan may be exercisable earlier than the later of (A) one year from the date of grant or (B) the date on which the optionee completes two years of continuous employment with the Company or one or more of its subsidiaries and
(ii) in the event of an optionee's death, Retirement (as defined below) or Disability (as defined below), any options held by such optionee shall become exercisable on his or her Retirement date, the date his or her employment terminates on account of

Disability or the date of his or her death provided he or she has been in the continuous employment of the Company or one or more of its subsidiaries for at least two years at such time. No Option may be exercised after it is terminated as provided in paragraph (g) of this Section, and no Option may be exercised unless the optionee, except as provided in paragraph (g) of this Section, is then employed by the Company or any of its subsidiaries and shall have been continuously employed by the Company or one or more of such subsidiaries since the date of the grant of his or her Option. Non-qualified stock options and incentive stock options may be exercised regardless of whether or not other Options granted to the optionee pursuant to the Plan are outstanding or whether or not other stock options granted to the optionee pursuant to any other plan are outstanding.

     (g) TERMINATION OF OPTIONS. An Option, to the extent not validly exercised, shall terminate upon the occurrence of the first of the following events:

          (i) On the date specified in the Option Agreement;

          (ii) Three years after the date of termination of the optionee's employment by the Company or its subsidiaries due to "Retirement" (defined as termination of full time employment on or after the earliest retirement age under any qualified retirement plan of the Company or its subsidiaries which covers the optionee, or age 55 with 5 continuous years of such employment if there is no such plan) or "Disability" (defined as disability for purposes of at least one qualified retirement plan or long term disability plan maintained by the Company or its subsidiaries in which the optionee participates), during which three year period the optionee may exercise the Option to the extent he or she was entitled to exercise it at the time of such termination or such shorter period as may be provided in the Option Agreement;

          (iii) Three years after the date of the optionee's death during which three year period the Option may be exercised by the optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to exercise such Option to the extent the optionee was entitled to exercise it at the time of his or her death;

          (iv) Three months after termination by the Company or one of its subsidiaries of the optionee's employment for any reason other than death, Retirement, Disability or deliberate gross misconduct, determined in the sole discretion of the Committee, during which three month period the Option may be exercised by the optionee to the extent the optionee was entitled to exercise it at the time of such termination;

          (v) Concurrently with the time of termination by the Company or one of its subsidiaries of the optionee's employment for deliberate gross misconduct, determined in the sole discretion of the Committee (for purposes only of this subparagraph (v) an Option shall be deemed to be exercised when the optionee has received the stock certificate representing the shares for which the Option was exercised); or

          (vi) Concurrently with the time of termination by the employee of his or her employment with the Company or one of its subsidiaries for reasons other than Retirement, Disability or death.

          Notwithstanding the above, no Option shall be exercisable after termination of employment unless the optionee shall have, during the entire time period in which his or her Options are exercisable, (a) refrained from becoming or serving as an officer, director, partner or employee of any individual proprietorship, partnership or corporation, or the owner of a business, or a member of a partnership which conducts a business in competition with the Company or renders a service (including without limitation, advertising agencies and business consultants) to competitors with any portion of the business of the Company, (b) made himself or herself available, if so requested by the Company, at reasonable times and upon a reasonable basis to consult with, supply information to, and otherwise cooperate with, the Company and (c) refrained from engaging in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company. If these conditions are not fulfilled, the optionee shall forfeit all rights to any unexercised Option as of the date of the breach of the condition.

          Notwithstanding the provisions of subparagraphs (ii) and (iii) of this
     Section 5(g), an Option granted under the Plan to an optionee who dies or terminates employment due to Retirement or Disability before this Plan is approved by the stockholders of the Company, to the extent not validly exercised, shall terminate three years after the date the Plan is approved by the stockholders of the Company.

          Notwithstanding anything to the contrary contained herein or in any Option Agreement, with respect to each Option granted hereunder on or after May 21, 1998, the three year period referred to in each of subparagraph
     (ii) and (iii) above shall be amended such that such period shall instead terminate on the date referred to in subparagraph (i) above.

     (h) NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall not be transferable by the optionee other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall during his or her lifetime be exercisable only by the optionee; provided, however, that the Committee may, in its sole discretion, allow for transfer of Options (other than incentive stock options, unless such transferability would not adversely affect incentive stock option tax treatment) to other persons or entities, subject to such conditions or limitations as it may establish to ensure that transactions with respect to Options intended to be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act do not fail to maintain such exemption as a result of the Committee causing Options to be transferable, or for other purposes; provided further, however, that for any Option that is transferred, other than by the laws of descent and distribution, any related Stock Appreciation Right shall be extinguished.

     (i) APPLICABLE LAWS OR REGULATIONS. The Company's obligation to sell and deliver stock under the Option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations.

     (j) LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate fair market value of the Company's Common Stock, determined at the time of grant in accordance with the provisions of Section 5(b), with respect to which incentive stock options granted under this or any other Plan of the Company are exercisable for the first time by an optionee during any calendar year exceeds $100,000, or such other amount as may be permitted under the Code, such excess shall be considered non-qualified stock options.

     Notwithstanding anything in the Plan to the contrary, any incentive stock option granted to any individual who, at the time of grant, is the owner, directly or indirectly, of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary thereof, shall (i) have a term not exceeding five years from the date of grant and (ii) shall have an option price per share of not less than 110% of the fair market value of the Company's Common Stock on the date the incentive stock option is granted (determined in accordance with the last sentence of Section 5(b)).

     SECTION 6. STOCK APPRECIATION RIGHTS.

     (a) The Committee may, in its sole discretion, from time to time grant Stock Appreciation Rights to certain optionees in connection with any Option granted under this Plan and in connection with Options granted under the 1990 and 1993 Stock Incentive Plans and under the 1985 Stock Option Plan. Stock Appreciation Rights may be granted either at the time of the grant of an Option under the Plan or at any time thereafter during the term of the Option, provided such Stock Appreciation Rights may also be granted with respect to outstanding Options under the 1990 and 1993 Stock Incentive Plans and the 1985 Stock Option Plan. Stock Appreciation Rights may be granted with respect to all or part of the stock under a particular Option.

     (b) Stock Appreciation Rights shall entitle the holder of the related Option, upon exercise, in whole or in part, of the Stock Appreciation Rights, to receive payment in the amount and form determined pursuant to subparagraph (iii) of paragraph (c) of this Section 6. Stock Appreciation Rights may be exercised only to the extent that the related Option has not been exercised. The exercise of Stock Appreciation Rights shall result in a pro rata surrender of the related Option to the extent that the Stock Appreciation Rights have been exercised.

     (c) Stock Appreciation Rights shall be subject to such terms and conditions which are not inconsistent with the Plan as shall from time to time be approved by the Committee and reflected in the applicable Option Agreement (or in a separate document, which shall be considered for purposes of the Plan to be incorporated into and part of the applicable Option Agreement), and to the following terms and conditions.

          (i) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

          (ii) [Reserved]

          (iii) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to elect to receive therefor payment in the form of shares of the Company's Common Stock (rounded down to the next whole number so no fractional shares are issued), cash or any combination thereof in an amount equal in value to the difference between the Option Price per share and the fair market value per share of Common Stock on the date of exercise multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised, subject to any limitation on such amount which the Committee may in its discretion impose. The fair market value of Common Stock shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Stock Appreciation Right is exercised or if no transaction on the Consolidated Transaction Reporting System occurred on such date, then on the last preceding day on which a transaction did take place.

          (iv) Any exercise of Stock Appreciation Rights by an officer or director subject to Section 16(b) of the Exchange Act, as well as any election by such officer or director as to the form of payment of Stock Appreciation Rights (Common Stock, cash or any combination thereof), shall be made during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the twelfth business day following the date of such release ("window period"). In the event that such a director or officer exercises a Stock Appreciation Right for cash or stock pursuant to this Section 6 during a "window period", the day on which such right is effectively exercised shall be that day, if any, during such "window period" which is designated by the Committee in its discretion for all such exercises by such individuals during such period. If no such day is designated, the day of effective exercise shall be determined in accordance with normal administrative practices of the Plan.

     (d) To the extent that Stock Appreciation Rights shall be exercised, the Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitations set forth in the Plan under which such Options shall have been granted. Any shares of Common Stock which are not purchased due to the surrender in whole or in part of an Option pursuant to this Section 6 shall not be available for granting further Options under the Plan.

     SECTION 6A. DEFERRAL.

     (a) Notwithstanding anything herein to the contrary, an optionee may elect, at the discretion of, and in accordance with rules which may be established by, the Committee, to defer delivery of the proceeds of exercise of an unexercised Option or the corresponding Stock Appreciation Right, provided such election is irrevocable and is made (i) at least six months prior to the date that such Option or the corresponding Stock Appreciation Right otherwise would expire and
(ii) at least one month prior to the date such Option or the corresponding Stock Appreciation Right is exercised (or such shorter period as may be determined by the Committee). Upon such exercise, the amount deferred shall be equal in value to the difference between the Option Price per share and the fair market value per share of the Common Stock on the date of exercise (determined in accordance with Section 5(b)), multiplied by the number of shares covered by such exercise and in respect of which the optionee shall have made the deferral election, and shall be credited to an account in the name of the optionee on the books and records of the Company (a "Deferred Compensation Account") at the date of exercise. A separate Deferred Compensation Account shall be maintained with respect to each Option or corresponding Stock Appreciation Right subject to an effective deferral election.

     (b) Interest shall be credited on amounts in the Deferred Compensation Account from the date of exercise of the Option or the corresponding Stock Appreciation Right to the date of payment, at the rate of interest determined by the Committee and communicated to the optionees. The value of an optionee's Deferred Compensation Account shall be payable in a lump sum cash payment or in annual installments over a period not to exceed 10 years or as otherwise determined by the Committee. At the time an optionee makes such deferral election, the optionee shall elect the form of payment and date for lump sum payment or commencement of annual payments of the Deferred Compensation Account, with such date at least one year subsequent to the date of exercise of the Option or corresponding Stock Appreciation Right, but not later than the date of the optionee's termination of employment with Company. Notwithstanding any election by an optionee, in the event of Disability or death of the optionee, the optionee's Deferred Compensation Account shall be paid within 90 days in the form of a single lump sum.

     (c) Notwithstanding the deferred payment date elected by the optionee, the Committee may, in its discretion, allow for early payment of an optionee's Deferred Compensation Account in the event of an "unforeseeable emergency." For this purpose, an unforeseeable emergency shall be defined as an unanticipated emergency that is caused by an event beyond the control of the optionee and that would result in severe financial hardship to the optionee if early withdrawal were not permitted. Any withdrawal on account of an unforeseeable emergency must be limited to the amount necessary to meet the emergency. The above provisions regarding a withdrawal upon an unforeseeable emergency shall be interpreted in accordance with published revenue procedures, regulations, releases or interpretations. In addition, Deferred Compensation Accounts may be distributed on an accelerated basis in the discretion of the Committee.

     (d) Optionees have the status of general unsecured creditors of the Company with respect to their Deferred Compensation Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

     (e) An optionee's right to benefit payments under the Plan with respect to the Deferred Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished by creditors of the optionee or the optionee's beneficiary and any attempt to do so shall be void.

     SECTION 7. RESTRICTED STOCK PERFORMANCE AWARDS. The Committee may, in its sole discretion, from time to time, make awards of shares of the Company's Common Stock or awards of units representing shares of the Company's Common Stock, up to 8,000,000 shares in the aggregate, to such officers and other key employees of the Company and its subsidiaries in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Committee shall establish ("Restricted Stock"). The terms, conditions and restrictions of any Restricted Stock award made under this Plan shall be set forth in an agreement or agreements between the Company and the recipient of the award.

     (a) ISSUANCE OF RESTRICTED STOCK. The Committee shall determine the manner in which Restricted Stock shall be held during the period it is subject to restrictions.

     (b) STOCKHOLDER RIGHTS. Beginning on the date of grant of the Restricted Stock award and subject to the execution of the award agreement by the recipient of the award and subject to the terms, conditions and restrictions of the award agreement, the Committee shall determine to what extent the recipient of the award has the rights of a stockholder of the Company including, but not limited to, whether or not the employee receiving the award has the right to vote the shares or to receive dividends or dividend equivalents.

     (c) RESTRICTION ON TRANSFERABILITY. None of the shares or units of a Restricted Stock award may be assigned or transferred, pledged or sold prior to their delivery to a recipient or, in the case of a recipient's death, to the recipient's legal representative or legatee or such other person designated by an appropriate court; provided, however, that the Committee may, in its sole discretion, allow for transfer of shares or units of a Restricted Stock Award to other persons or entities.

     (d) DELIVERY OF SHARES. Upon the satisfaction of the terms, conditions and restrictions contained in the Restricted Stock award agreement or the release from the terms, conditions and restrictions of a Restricted Stock award agreement, as determined by the Committee, the Company shall deliver, as soon as practicable, to the recipient of the award (or permitted transferee), or in the case of his or her death to his or her legal representative or legatee or such other person designated by an appropriate court, a stock certificate for the appropriate number of shares of the Company's Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     (e) FORFEITURE OF RESTRICTED STOCK. Subject to Section 7(f), all of the restricted shares or units with respect to a Restricted Stock award shall be forfeited and all rights of the recipient with respect to such restricted shares or units shall terminate unless the recipient continues to be employed by the Company or its subsidiaries until the expiration of the forfeiture period and the satisfaction of any other conditions set forth in the award agreement.

     (f) WAIVER OF FORFEITURE PERIOD. Notwithstanding any other provisions of the Plan, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any award agreement under certain circumstances (including the death, Disability or Retirement of the recipient of the award or a material change in circumstances arising after the date of an award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted shares) as the Committee shall deem appropriate.

     SECTION 8. ADJUSTMENT IN EVENT OF CHANGE IN STOCK. Subject to Section 9, in the event of stock split, stock dividend, cash dividend (other than a regular cash dividend), combination of shares, merger, or other relevant change in the Company's capitalization, the Committee shall, subject to the approval of the Board of Directors, appropriately adjust the number and kind of shares available for issuance under the Plan, the number, kind and Option Price of shares subject to outstanding Options and Stock Appreciation Rights and the number and kind of shares subject to outstanding Restricted Stock awards; provided, however, that to the extent permitted in the case of incentive stock options by Sections 422 and 424 of the Code, in the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares or dividend, appropriate adjustment in the number and kind of shares as to which Options may be granted and as to which Options or portions thereof then unexercised shall be exercisable, and in the Option Price thereof, shall be made to the end that the proportionate number of shares or other securities as to which Options may be granted and the optionee's proportionate interests under outstanding Options shall be maintained as before the occurrence of such event; provided, that any such adjustment in shares subject to outstanding Options (including any adjustments in the Option Price) shall be made in such manner as not to constitute a modification as defined by subsection (h)(3) of Section 424 of the Code; and provided, further, that, in the event of an adjustment in the number or kind of shares under a Restricted Stock award pursuant to this Section 8, any new shares or units issued to a recipient of a Restricted Stock award shall be subject to the same terms, conditions and restrictions as the underlying Restricted Stock award for which the adjustment was made.

     SECTION 9. EFFECT OF A CHANGE OF CONTROL.

     (a) For purposes of this Section 9, "Change in Control" shall, unless the Board of Directors of the Company otherwise directs by resolution adopted prior thereto or, in the case of a particular award, the applicable award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Permitted Holder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally,
(ii) during any period of two consecutive years, individuals who constitute the Board of Directors of the Company at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of the assets of the Company. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities shall, by itself, be considered a Change in Control. As used herein, "Permitted Holder" means (i) the Company, (ii) any corporation, partnership, trust or other entity controlled by the Company and (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any such controlled entity.

     (b) Except to the extent reflected in a particular award agreement, in the event of a Change of Control:

          (i) notwithstanding any vesting schedule, or any other limitation on exercise or vesting, with respect to an award of Options, Stock Appreciation Rights or Restricted Stock, such Options or Stock Appreciation Rights shall become immediately exercisable with respect to 100 percent of the shares subject thereto, and the restrictions shall expire immediately with respect to 100 percent of such Restricted Stock award; and

          (ii) the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options, Stock Appreciation Rights or Restricted Stock awards and pay to the holders thereof, in cash, the value of such awards based upon the highest price per share of Company Common Stock received or to be received by other stockholders of the Company in connection with the Change of Control.

     SECTION 10. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may from time to time amend or revise the terms of the Plan, or may discontinue the Plan at any time as permitted by law, provided, however, that such amendment shall not (except as provided in Section 8), without further approval of the stockholders, (i) increase the aggregate number of shares with respect to which awards may be made under the Plan; (ii) change the manner of determining the Option Price (other than determining the fair market value of the Common Stock to conform with applicable provisions of the Code or regulations and interpretations thereunder); (iii) extend the term of the Plan or the maximum period during which any Option may be exercised or (iv) make any other change which, in the absence of stockholder approval, would cause awards granted under the Plan which are then outstanding, or which may be granted in the future, to fail to meet the exemptions provided by Rule 16b-3 under the Exchange Act and Section 162(m) of the Code. No amendments, revision or discontinuance of the Plan shall, without the consent of an optionee or a recipient of a Restricted Stock award, in any manner adversely affect his or her rights under any Option theretofore granted under the Plan.

     SECTION 11. EFFECTIVE DATE AND DURATION. The Plan was adopted by the Board of Directors of the Company on January 25, 1996, subject to approval by the stockholders of the Company at a meeting to be held in April 1996. Neither the Plan nor any Option or Stock Appreciation Right or Restricted Stock award shall become binding until the Plan is approved by a vote of the stockholders in a manner which complies with Rule 16b-3 promulgated pursuant to the Exchange Act and

Sections 162(m) and 422(b)(1) of the Code. No Option may be granted and no stock may be awarded under the Plan before January 25, 1996 nor after January 24, 2006.

     SECTION 12. TAX WITHHOLDING. Notwithstanding any other provision of the Plan, the Company or its subsidiaries, as appropriate, shall have the right to deduct from all awards under the Plan cash and/or stock, valued at fair market value on the date of payment in accordance with Section 5(b), in an amount necessary to satisfy all federal, state or local taxes as required by law to be withheld with respect to such awards. In the case of awards paid in the Company's Common Stock, the optionee or permitted transferee may be required to pay to the Company or a subsidiary thereof, as appropriate, the amount of any such taxes which the Company or subsidiary is required to withhold, if any, with respect to such stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of the Company's Common Stock of equivalent fair market value in payment of such withholding tax obligations if the optionee elects to make payment in such manner.

     SECTION 13. CONSTRUCTION AND CONDITIONS. The Plan and Options, Restricted Stock awards, and Stock Appreciation Rights granted thereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such federal law as may be applicable.

     Neither the existence of the Plan nor the grant of any Options or Stock Appreciation Rights or awards of Restricted Stock pursuant to the Plan shall create in any optionee the right to continue to be employed by the Company or its subsidiaries. Employment shall be "at will" and shall be terminable "at will" by the Company or employee with or without cause. Any oral statements or promises to the contrary are not binding upon the Company or the employee.

                                                                    APPENDIX III

                       AMERICAN HOME PRODUCTS CORPORATION

                            1993 STOCK INCENTIVE PLAN

(Initially approved by stockholders on April 20, 1994 and as amended by the Board of Directors through January 28, 1999, subject to stockholder approval at the 1999 Annual Meeting of Stockholders)

     SECTION 1. PURPOSE. The purpose of the 1993 Stock Incentive Plan (the "Plan") is to provide favorable opportunities for officers and other key employees of American Home Products Corporation (the "Company") and its subsidiaries to acquire shares of Common Stock of the Company or to benefit from the appreciation thereof. Such opportunities should provide an increased incentive for these employees to contribute to the future success and prosperity of the Company, thus enhancing the value of the stock for the benefit of the stockholders, and increase the ability of the Company to attract and retain individuals of exceptional skill upon whom, in large measure, its sustained progress, growth and profitability depend.

     Pursuant to the Plan, options to purchase the Company's Common Stock and Stock Appreciation Rights may be granted and Restricted Stock may be awarded by the Company. Options to purchase the Company's Common Stock shall have a term not exceeding ten years from the date of grant for non-qualified stock options as shall be determined by the Committee (hereinafter defined), and for incentive stock options as hereinafter defined for such term as shall be determined by the Committee not exceeding ten years from the date of grant (the "Option" or "Options"). Options granted under the Plan may be either incentive stock options, as defined in Section 422(b) of the Internal Revenue Code, or options which do not meet the requirements of said Section 422(b) of the Code, herein referred to as non-qualified stock options.

     It is intended, except as otherwise provided herein, that incentive stock options may be granted under the Plan and that such incentive stock options shall conform to the requirements of Section 422 and 424 of the Internal Revenue Code and to the provisions of this Plan and shall otherwise be as determined by the Committee and, to the extent provided in the last sentence of Section 2 hereof, approved by the Board of Directors. The terms "subsidiaries" and "subsidiary corporation" shall have the meanings given to them by Section 424 of the Internal Revenue Code. All section references to the Internal Revenue Code in this Plan are intended to include any amendments or substitutions therefor in such Code subsequent to the adoption of the Plan.

     SECTION 2. ADMINISTRATION. The Plan shall be administered by the Compensation and Benefits Committee (the "Committee") consisting of three or more members of the Board of Directors of the Company each of whom shall be a "disinterested person" within the meaning of Rule 16(b)-3 under the Securities Exchange Act of 1934. The Committee shall have full authority to grant Options and Stock Appreciation Rights, and make Restricted Stock awards, to interpret the Plan and to make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan, taking into consideration the recommendations of management. The decisions of the Committee shall be binding and conclusive for all purposes and upon all persons unless and except to the extent that the Board of Directors of the Company shall have previously directed that all or specified types of decisions of the Committee shall be subject to approval by the Board of Directors.

     SECTION 3. NUMBER OF SHARES. The total number of shares which may be sold or awarded under the Plan and for which Stock Appreciation Rights may be exercised shall not exceed 56,000,000 shares of the Company's Common Stock provided, however, that the total number of shares which may be sold or awarded under the Plan to any Optionee (hereinafter defined), including shares for which Stock Appreciation Rights may be exercised, shall not exceed 10% of such number. The shares may be authorized and unissued or issued and reacquired shares, as the Board of Directors from time to time may determine. Shares with respect to which Options or Stock Appreciation Rights are not exercised prior to termination of the Option and shares that are part of a Restricted Stock award which are forfeited before the restrictions lapse shall be available for Options and Stock Appreciation Rights thereafter granted and for Restricted Stock thereafter awarded under the Plan.

     SECTION 4. PARTICIPATION. The Committee may, from time to time, select and grant Options and Stock Appreciation Rights to officers (whether or not directors) and other key employees of the Company and its subsidiaries ("optionees") and award Restricted Stock to officers (whether or not directors) and other key employees of the Company and its subsidiaries and shall determine the number of shares subject to each Option or award.

     The aggregate fair market value of the Company's Common Stock, determined at the time of grant in accordance with the provisions of Section 5(b), with respect to which incentive stock options granted under this or any other Plan of the Company are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000, or such other amount as may be permitted under the Internal Revenue Code.

     No incentive stock option shall be granted to any individual who, at the time when the option would be otherwise granted, is the owner, directly or indirectly, of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary thereof.

     SECTION 5. TERMS AND CONDITIONS OF OPTIONS. The terms and conditions of each Option and each Stock Appreciation Right shall be set forth in an agreement or agreements between the Company and the optionee. Such terms and conditions shall include the following as well as such other provisions, not inconsistent with the Plan, as may be deemed advisable by the Committee:

          (a) NUMBER OF SHARES. The number of shares subject to the Option.

          (b) OPTION PRICE. The option price per share, which shall not be less than 100% of the fair market value of the Company's Common Stock on the date the Option is granted. Fair market value shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Option is granted.

          (c) DATE OF GRANT. Subject to previous directions of the Board of Directors pursuant to the last sentence of Section 2, the date of grant of an Option shall be the date when the Committee meets and awards such Option.

          (d) PAYMENT. The full purchase price of shares purchased by exercise of the Option shall be paid upon the exercise thereof. A holder of an Option shall have none of the rights of a stockholder until the shares are issued to him or her. Unless the terms of an Option provide to the contrary, upon exercise, the Option Price shall be payable in cash or by delivering to the Company shares of the Company's Common Stock owned by the grantee having a fair market value (determined in accordance with Section 5(b)) at least equal to the Option Price, or a combination of such Common Stock and cash equal to the Option Price, or by delivering any other form of consideration which has been approved by the Committee; and payment of the Option Price by any such means shall be made prior to the delivery of the shares as to which the Option was exercised. Such right to deliver the Company's Common Stock in full or partial payment of the Option Price shall be limited to such frequency as the Committee shall determine in its absolute discretion.

          (e) TERMS OF OPTIONS. Each Option granted pursuant to the Plan shall be for the term specified in the option agreement subject to earlier termination in all cases as provided in paragraph (g) of this Section.

          (f) EXERCISE OF OPTION. Except as otherwise provided in this Section 5(f), the Option may not be exercised during its applicable holding period which is the one year period commencing on the date of grant, or such other longer period as the Committee may, in its sole discretion, determine ("Holding Period"). The Committee may, in its sole discretion, set different Holding Periods for Options covered by the same grant to an optionee. However, if a person retires, becomes disabled or dies during the Holding Period with respect to an Option, such Option shall, to the extent provided in the option agreement, become exercisable on the person's retirement date, the date the person's disability commences or the date of the person's death, provided the person has been in the continuous employment of the Company or one or more of its subsidiaries for two years or more at the time of the person's disability or death. After the expiration of the Holding Period of the Option, the optionee may exercise the Option in full at any time or in part from time to time provided the optionee has, at the date of exercise, been in the continuous employment of the Company and/or one or more of its subsidiaries for at least two years. Notwithstanding the foregoing, no Option may be exercised after it is terminated as provided in paragraph (g) of this Section, and no Option may be exercised unless the optionee, except as provided in paragraph (g) of this Section, is then employed by the Company or any of its subsidiaries and shall have been continuously employed by the Company or one or more of such subsidiaries since the date of the grant of his or her Option. Also, notwithstanding the provisions of this Section 5(f), Options which are granted by the Committee to replace shares of the Company's Common Stock used as part or all of the purchase price of other Options shall, subject to the discretion of and determination by the Committee, be exercisable less than one year from the date of the Option grant. Non-qualified stock options and incentive stock options may be exercised regardless of whether or not other Options granted to the optionee pursuant to the Plan are outstanding or whether or not other stock options granted to the optionee pursuant to any other plan are outstanding.

          (g) TERMINATION OF OPTIONS. An Option, to the extent not validly exercised, shall terminate upon the occurrence of the first of the following events:

               (i) On the date specified in the Option Agreement;

               (ii) Three years after termination of the optionee's employment by the Company or its subsidiaries due to retirement or disability during which three year period the optionee may exercise the Option to the extent he or she was entitled to exercise it at the time of such termination or such shorter period as may be provided in the option agreement;

               (iii) Three years after the date of the optionee's death during which three year period the Option may be exercised by the optionee's legal representative or legatee or such other person designated by an appropriate court as the person entitled to exercise such Option to the extent the optionee was entitled to exercise it at the time of his or her death;

               (iv) Three months after termination by the Company or one of its subsidiaries of the optionee's employment for any reason other than retirement, disability or deliberate gross misconduct during which three month period the Option may be exercised by the optionee to the extent the optionee was entitled to exercise it at the time of such termination;

               (v) Concurrently with the time of termination by the Company or one of its subsidiaries of the optionee's employment for deliberate gross misconduct (for purposes only of this subparagraph (v) an Option shall be deemed to be exercised when the optionee has received the stock certificate representing the shares for which the Option was exercised); or

               (vi) Concurrently with the time of termination by the employee of his or her employment with the Company or one of its subsidiaries for reasons other than retirement or disability.

               (vii) No options shall be exercisable after termination of employment unless the optionee shall have during the time period in which his or her Options are exercisable, (a) refrained from becoming or serving as an officer, director or employee of any individual, partnership or corporation, or the owner of a business, or a member of a partnership which conducts a business in competition with the Company or renders a service (including without limitation, advertising agencies and business consultants) to competitors with any portion of the business of the Company, (b) made himself or herself available, if so requested by the Company, at reasonable times and upon a reasonable basis to consult with, supply information to, and otherwise cooperate with, the Company and (c) refrained from engaging in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company. If these conditions are not fulfilled, the optionee shall forfeit all rights to any unexercised Option or Stock Appreciation Right as of the date of the breach of the condition.

               (viii) Notwithstanding the provisions of subparagraphs (ii) and
          (iii) of this paragraph 5(g), an Option granted under the Plan to an optionee who retires, dies or becomes disabled before this Plan is adopted by the stockholders of the Company, to the extent not validly exercised, shall terminate three years after the date the Plan is adopted by the stockholders of the Company.

               Notwithstanding anything to the contrary contained herein or in any Option Agreement, with respect to each Option granted hereunder on or after May 21, 1998, the three year period referred to in each of subparagraph (ii) and (iii) above shall be amended such that such period shall instead terminate on the date referred to in subparagraph
          (i) above.

          (h) NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall not be transferable by the optionee other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall during his or her lifetime be exercisable only by the optionee; provided, however, that the Committee may, in its sole discretion, allow for transfer of Options (other than incentive stock options, unless such transferability would not adversely affect incentive stock option tax treatment) to other persons or entities, subject to such conditions or limitations as it may establish to ensure that transactions with respect to Options intended to be exempt from
     Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), pursuant to Rule 16b-3 thereunder do not fail to maintain such exemption as a result of the Committee causing Options to be transferable or for other purposes; provided further, however, that for any Option that is transferred, other than by the laws of descent and distribution, any related Stock Appreciation Right shall be extinguished.

          (i) APPLICABLE LAWS OR REGULATIONS. The Company's obligation to sell and deliver stock under the Option is subject to such compliance as the Company deems necessary or advisable with federal and state laws, rules and regulations.

     SECTION 6. STOCK APPRECIATION RIGHTS.

          (a) The Committee may, in its sole discretion, from time to time grant Stock Appreciation Rights to certain optionees in connection with any Option granted under this Plan and in connection with Options granted under the 1990 Stock Incentive Plan and under the 1985 Stock Option Plan. Stock Appreciation Rights may be granted either at the time of the grant of an Option under the Plan or at any time thereafter during the term of the Option, provided such Stock Appreciation Rights may also be granted with respect to outstanding Options under the 1990 Stock Incentive Plan and the 1985 Stock Option Plan. Stock Appreciation Rights may be granted with respect to all or part of the stock under a particular Option.

          (b) Stock Appreciation Rights shall entitle the holder of the related Option, upon exercise, in whole or in part, of the Stock Appreciation Rights, to receive payment in the amount and form determined pursuant to subparagraph (iii) of paragraph (c) of this Section 6. Stock Appreciation Rights may be exercised only to the extent that the related Option has not been exercised. The exercise of Stock Appreciation Rights shall result in a pro rata surrender of the related Option to the extent that the Stock Appreciation Rights have been exercised.

          (c) Stock Appreciation Rights shall be subject to such terms and conditions which are not inconsistent with the Plan as shall from time to time be approved by the Committee and to the following terms and conditions.

               (i) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

               (ii) [Reserved]

               (iii) Upon exercise of Stock Appreciation Rights, the holder thereof shall be entitled to elect to receive therefor payment in the form of shares of Common Stock (rounded down to the next whole number so no fractional shares are issued), cash or any combination thereof in an amount equal in value to the difference between the Option Price per share and the fair market value per share of Common Stock on the date of exercise multiplied by the number of shares in respect of which the Stock Appreciation Rights shall have been exercised, subject to any limitation on such amount which the Committee may in its discretion impose. The fair market value of Common Stock shall be deemed to be the mean between the highest and lowest sale prices of the Common Stock on the Consolidated Transaction Reporting System on the date the Stock Appreciation Right is exercised or if no transaction on the Consolidated Transaction Reporting System occurred on such date, then on the last preceding day on which a transaction did take place.

               (iv) Any exercise by an officer or director of Stock Appreciation Rights, as well as any election by such officer or director as to the form of payment to such officer or director (Common Stock, cash or any combination thereof), shall be made during the ten-day period beginning on the third business day following the release for publication of any quarterly or annual statement of sales and earnings by the Company and ending on the twelfth business day following the date of such release ("window period"). For purposes hereof officer shall mean only officers who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. In the event that a director or officer of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 exercises a Stock Appreciation Right for cash or stock pursuant to this Section 6 during a "window period", the day on which such right is effectively exercised shall be that day, if any, during such "window period" which is designated by the Committee in its discretion for all such exercises by such individuals during such period. If no such day is designated, the day of effective exercise shall be determined in accordance with normal administrative practices of the Plan.

          (d) To the extent that Stock Appreciation Rights shall be exercised, the Option in connection with which such Stock Appreciation Rights shall have been granted shall be deemed to have been exercised for the purpose of the maximum limitations set forth in the Plan under which such Options shall have been granted. Any shares of Common Stock which are not purchased due to the surrender in whole or in part of an Option pursuant to this
     Section 6 shall not be available for granting further Options under the Plan.

     SECTION 7. RESTRICTED STOCK PERFORMANCE AWARDS. The Committee may, in its sole discretion, from time to time, make awards of shares of the Company's Common Stock or awards of units representing shares of the Company's Common Stock, up to 8,000,000 shares, to such officers and other key employees of the Company and its subsidiaries in such quantity, and on such terms, conditions and restrictions (whether based on performance standards, periods of service or otherwise) as the Committee shall establish ("Restricted Stock"). The terms, conditions and restrictions of any Restricted Stock award made under this Plan shall be set forth in an agreement or agreements between the Company and the recipient of the award.

          (a) ISSUANCE OF RESTRICTED STOCK. The Committee shall determine the manner in which Restricted Stock shall be held during the period it is subject to restrictions.

          (b) STOCKHOLDER RIGHTS. Beginning on the date of grant of the Restricted Stock award and subject to the execution of the award agreement by the recipient of the award and subject to the terms, conditions and restrictions of the award agreement, the Committee shall determine to what extent the recipient of the award has the rights of a stockholder of the Company including, but not limited to, whether or not the employee receiving the award has the right to vote the shares or to receive dividends or dividend equivalents.

          (c) RESTRICTION ON TRANSFERABILITY. None of the shares or units of a Restricted Stock award may be assigned or transferred, pledged or sold prior to their delivery to a recipient or, in the case of a recipient's death, to the recipient's legal representative or legatee or such other person designated by an appropriate court; provided, however, that the Committee may, in its sole discretion, allow for the assignment, transfer or pledge of shares of Restricted Stock, or rights thereto, to other persons or entities, subject to such conditions or limitations as it may establish.

          (d) DELIVERY OF SHARES. Upon the satisfaction of the terms, conditions and restrictions contained in the Restricted Stock award agreement or the release from the terms, conditions and restrictions of a Restricted Stock award agreement, as determined by the Committee, the Company shall deliver, as soon as practicable, to the recipient of the award, or in the case of his or her death to his or her legal representative or legatee or such other person designated by an appropriate court, a stock certificate for the appropriate number of shares of the Company's Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

          (e) FORFEITURE OF RESTRICTED STOCK. Subject to Section 7(f), all of the restricted shares or units with respect to a Restricted Stock award shall be forfeited and all rights of the recipient with respect to such restricted shares or units shall terminate unless the recipient continues to be employed by the Company or its subsidiaries until the expiration of the forfeiture period and the satisfaction of any other conditions set forth in the award agreement.

          (f) WAIVER OF FORFEITURE PERIOD. Notwithstanding any other provisions of the Plan, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any award agreement under certain circumstances (including the death, disability or retirement of the recipient of the award or a material change in circumstances arising after the date of an award) and subject to such terms and conditions (including forfeiture of a proportionate number of the restricted shares) as the Committee shall deem appropriate.

     SECTION 8. ADJUSTMENT IN EVENT OF CHANGE IN STOCK. In the event of stock split, stock dividend, cash dividend (other than a regular cash dividend), combination of shares, merger, or other relevant change in the Company's capitalization, the Committee shall, subject to the approval of the Board of Directors, appropriately adjust the number and kind of shares available for issuance under the Plan, the number, kind and Option Price of shares subject to outstanding Options and Stock Appreciation Rights and the number and kind of shares subject to an outstanding Restricted Stock award; provided, however, that to the extent permitted in the case of incentive stock options by Sections 422 and 424 of the Internal Revenue Code, in the event that the outstanding shares of Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, through reorganization, merger, consolidation, liquidation, recapitalization, reclassification, stock split-up, combination of shares or dividend, appropriate adjustment in the number and kind of shares as to which Options may be granted and as to which Options or portions thereof then unexercised shall be exercisable, and in the Option Price thereof, shall be made to the end that the proportionate number of shares or other securities as to which Options may be granted and the optionee's proportionate interests under outstanding Options shall be maintained as before the occurrence of such event; provided, that any such adjustment in shares subject to outstanding Options (including any adjustments in the Option Price) shall be made in such manner as not to constitute a modification as defined by subsection
(h)(3) of Section 424 of the Internal Revenue Code; and provided, further, that, in the event of an adjustment in the number or kind of shares under a Restricted Stock award pursuant to this Section 8, any new shares or units issued to a recipient of a Restricted Stock award shall be subject to the same terms, conditions and restrictions as the underlying Restricted Stock award for which the adjustment was made.

     SECTION 9. AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company may from time to time amend or revise the terms of the Plan, or may discontinue the Plan at any time as permitted by law, provided, however, that such amendment shall not (except as provided in Section 8), without further approval of the stockholders, (i) increase the aggregate number of shares which may be sold or awarded under the Plan; (ii) change the manner of determining the Option Price (other than determining the fair market value of the Common Stock to conform with applicable provisions of the Internal Revenue Code or regulations thereunder); or (iii) extend the term of the Plan or the maximum period during which any Option may be exercised. No amendments, revision or discontinuance of the Plan shall, without the consent of an optionee or a recipient of a Restricted Stock award, in any manner adversely affect his or her rights under any Option theretofore granted under the Plan.

     SECTION 10. EFFECTIVE DATE AND DURATION. The Plan was adopted by the Board of Directors of the Company on June 24, 1993, subject to approval by the stockholders of the Company at a meeting to be held on April 20, 1994. Neither the Plan nor any Option or Stock Appreciation Right or Restricted Stock award shall become binding until the Plan is approved by a vote of the majority of the Company's outstanding stock. No Option may be granted and no stock may be awarded under the Plan before June 24, 1993 nor after June 23, 2003. Options granted and stock awarded before June 24, 2003 may extend beyond the date last mentioned in accordance with their terms.

     SECTION 11. CONSTRUCTION AND CONDITIONS. The Plan and Options, Restricted Stock awards, and Stock Appreciation Rights granted thereunder shall be governed by and construed in accordance with the laws of the State of Delaware and in accordance with such Federal law as may be applicable.

     Neither the existence of the Plan nor the grant of any Options or Stock Appreciation Rights or awards of Restricted Stock pursuant to the Plan shall create in any optionee the right to continue to be employed by the Company or its subsidiaries. Employment shall be "at will" and shall be terminable "at will" by the Company or employee with or without cause. Any oral statements or promises to the contrary are not binding upon the Company or the employee.

     SECTION 12. DEFERRAL.

     (a) Notwithstanding anything herein to the contrary, an optionee may elect, at the discretion of, and in accordance with rules which may be established by, the Committee, to defer delivery of the proceeds of exercise of an unexercised Option or the corresponding Stock Appreciation Right, provided such election is irrevocable and is made (i) at least six months prior to the date that such Option or the corresponding Stock Appreciation Right otherwise would expire and
(ii) at least one month prior to the date such Option or the corresponding Stock Appreciation Right is exercised (or such shorter period as may be determined by the Committee). Upon such exercise, the amount deferred shall be equal in value to the difference between the Option Price per share and the fair market value per share of the Common Stock on the date of exercise (determined in accordance with Section 5(b)), multiplied by the number of shares covered by such exercise and in respect of which the optionee shall have made the deferral election, and shall be credited to an account in the name of the optionee on the books and records of the Company (a "Deferred Compensation Account") at the date of exercise. A separate Deferred Compensation Account shall be maintained with respect to each Option or corresponding Stock Appreciation Right subject to an effective deferral election.

     (b) Interest shall be credited on amounts in the Deferred Compensation Account from the date of exercise of the Option or the corresponding Stock Appreciation Right to the date of payment, as of the last day of each complete calendar month during the deferral period, at the rate of interest determined by the Committee and communicated to the optionees. The value of an optionee's Deferred Compensation Account shall be payable in a lump sum cash payment or in annual installments over a period not to exceed 10 years or as otherwise determined by the Committee. At the time an optionee makes such deferral election, the optionee shall elect the form of payment and date for lump sum payment or commencement of annual payments of the Deferred Compensation Account, with such date at least one year subsequent to the date of exercise of the Option or corresponding Stock Appreciation Right, but not later than the date of the optionee's termination of employment with Company. Notwithstanding any election by an optionee, in the event of Disability or death of the optionee, the optionee's Deferred Compensation Account shall be paid within 90 days in the form of a single lump sum.

     (c) Notwithstanding the deferred payment date elected by the optionee, the Committee may, in its discretion, allow for early payment of an optionee's Deferred Compensation Account in the event of an "unforeseeable emergency." For this purpose, an unforeseeable emergency shall be defined as an unanticipated emergency that is caused by an event beyond the control of the optionee and that would result in severe financial hardship to the optionee if early withdrawal were not permitted. Any withdrawal on account of an unforeseeable emergency must be limited to the amount necessary to meet the emergency. The above provisions regarding a withdrawal upon an unforeseeable emergency shall be interpreted in accordance with published revenue procedures, regulations, releases or interpretations. In addition, Deferred Compensation Accounts may be distributed on an accelerated basis in the discretion of the Committee.

     (d) Optionees have the status of general unsecured creditors of the Company with respect to their Deferred Compensation Accounts, and such accounts constitute a mere promise by the Company to make payments with respect thereto.

     (e) An Optionee's right to benefit payments under the Plan with respect to the Deferred Compensation Accounts may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, attached or garnished by creditors of the optionee or the optionee's beneficiary and any attempt to do so shall be void.

                       AMERICAN HOME PRODUCTS CORPORATION
                               FIVE GIRALDA FARMS
                            MADISON, NEW JERSEY 07940

         This Proxy is solicited on Behalf of the Board of Directors and
                                  Management.

     The undersigned hereby appoints JOHN R. STAFFORD, LOUIS L. HOYNES, JR. and EILEEN M. LACH and each of them proxies with power of substitution, to represent and to vote, as designated on the reverse side, on behalf of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on April 22, 1999 and at any adjournment thereof on each of the following matters, as set forth in the Proxy Statement, and upon such other matters properly coming before the meeting.

        (Continued and to be signed if voting by mail on the reverse side or follow the instructions to vote by telephone)

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


                   YOU CAN VOTE YOUR SHARES IN ONE OF TWO WAYS

                               VOTE BY TELEPHONE
                 AVAILABLE TO STOCKHOLDERS IN THE UNITED STATES,
                 CANADA AND PUERTO RICO. ALL OTHER STOCKHOLDERS
                    MUST VOTE BY RETURNING THEIR PROXY CARDS.

1. This proxy when properly executed will be voted in the manner directed by the stockholder. If no direction is given, this proxy will be voted FOR Items 1, 2, 3 and 4.

                                       OR

2. CALL TOLL FREE 1-800-840-1208 24 hours a day, 7 days a week on a Touch Tone telephone and follow the instructions.

                                   PLEASE VOTE

Optional Secret Proxy [ ]                                        Please mark [X]
                                                                 your votes as
                                                                 indicated in
                                                                 this example


               THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND YOU
                        VOTE "FOR" ITEMS 1, 2, 3 and 4.


Item 1- ELECTION OF DIRECTORS:          Item 2 - APPOINTMENT OF INDEPENDENT            Item 3 - ADOPTION OF THE 1999 STOCK
                                                 PUBLIC ACCOUNTANTS                             INCENTIVE PLAN

    FOR                 WITHHOLD
 all nominees          AUTHORITY
               to vote for all nominees      FOR       AGAINST        ABSTAIN          FOR          AGAINST        ABSTAIN
[ ]                      [ ]                 [ ]        [ ]             [ ]            [ ]            [ ]            [ ]

Nominees: 01 C.L. Alexander, Jr.,
02 F.A. Bennack, Jr.
03 R.G. Blount                                                                            I plan to attend the meeting [ ]
04 R. Essner
05 J.D. Feerick
06 J.P. Mascotte
07 M.L. Polan                                Item 4 - ADOPTION OF AMENDMENTS TO THE
08 I.G. Seidenberg                                    1995  AND 1993 STOCK INCENTIVE
09 J.R. Stafford, and 10 J.R. Torell III              PLANS

WITHHELD FOR: (Write that nominee's name     FOR       AGAINST        ABSTAIN
in the space provided below):
                                             [ ]        [ ]             [ ]

Signature_______________________________________________________
Signature______________________________________________Date_____
Note: Please sign exactly as the name appears above. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

         [TELEPHONE GRAPHIC]    VOTE BY TELEPHONE   [TELEPHONE GRAPHIC]

                 AVAILABLE TO STOCKHOLDERS IN THE UNITED STATES,
                 CANADA AND PUERTO RICO. ALL OTHER STOCKHOLDERS
                    MUST VOTE BY RETURNING THEIR PROXY CARDS.

           YOUR VOTE IS IMPORTANT! - YOU CAN VOTE IN ONE OF TWO WAYS:

       1. TO VOTE BY PHONE: Call toll-free 1-800-840-1206 on a touch tone telephone 24 hours a day-7 days a week

           There is NO CHARGE to you for this call. - Have your proxy card in hand.

   You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form


           OPTION 1: To vote as the Board of Directors recommends on
                             ALL proposals, press 1

                   When asked, please confirm by Pressing 1.

     OPTION 2: If you choose to vote on each Proposal separately, press 0.
                       You will hear these instructions:

               Proposal 1 - To vote FOR ALL nominees, press 1; to
                       WITHHOLD FOR ALL nominees, press 9

 To WITHHOLD FOR AN INDIVIDUAL nominee, Press 0 and listen to the instructions.

     Proposal 2 - To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

                   When asked, pleased confirm by Pressing 1.

           The instructions are the same for all remaining proposals.

                                       or

2. VOTE BY PROXY: Mark, sign and date your proxy card and return promptly in the enclosed envelope.


 NOTE: If you vote by telephone, THERE IS NO NEED TO MAIL BACK your Proxy Card.

                             THANK YOU FOR VOTING.